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                                                            Exhibit(10)(LXII).01

                                 VIRAGEN, INC.


                                  REGULATION D
                        COMMON STOCK PRIVATE EQUITY LINE
                             SUBSCRIPTION AGREEMENT

         THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE OR OTHER SECURITIES AUTHORITIES. THEY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE FEDERAL AND STATE SECURITIES LAWS.

         THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, ANY OF THE SECURITIES DESCRIBED HEREIN BY OR TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES AUTHORITIES, NOR HAVE SUCH AUTHORITIES CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. SUBSCRIBER MUST RELY ON THEIR OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE ATTACHED DISCLOSURE DOCUMENTS AS EXHIBIT J.

         SEE ADDITIONAL LEGENDS AT SECTIONS 4.7 and 10.

     THIS REGULATION D COMMON STOCK PRIVATE EQUITY LINE SUBSCRIPTION AGREEMENT (this "Agreement") is made as of the 22nd day of September, 1998, by and between VIRAGEN, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), and the undersigned subscriber executing this Agreement ("Subscriber").

                                    RECITALS:

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue to the Subscriber, and the Subscriber shall purchase from the Company, from time to time as provided herein, shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), as part of an offering of Common Stock by the Company to Subscriber, for a maximum aggregate offering amount of $20,000,000 (the "Maximum Offering Amount"); and

     WHEREAS, the solicitation of this subscription and, if accepted by the Company, the offer and sale of the Common Stock are being made in reliance upon the provisions of Section 4(2) and upon the provisions of Regulation D ("Regulation D"), each promulgated under the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the "Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the purchases of Common Stock to be made hereunder.


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                                     TERMS:

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Certain Definitions. As used in this Agreement (including the recitals above), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Accredited Investor" shall have the meaning set forth in Section 3.1.

     "Act" shall mean the Securities Act of 1933, as amended.

     "Additional Shares" shall have the meaning ascribed to it in the Registration Rights Agreement.

     "Advance Put Notice" shall have the meaning set forth in Section 2.3.1(a), the form of which is attached hereto as Exhibit E.

     "Advance Put Notice Confirmation" shall have the meaning set forth in
Section 2.3.1(a), the form of which is attached hereto as Exhibit F.

     "Advance Put Notice Date" shall have the meaning set forth in Section 2.3.1(a).

     "Aggregate Issued Shares" equals the aggregate number of shares of Common Stock issued to Subscriber pursuant to the terms of this Agreement or the Registration Rights Agreement as of a given date, including Put Shares, Additional Shares and Warrant Shares.

     "Agreement" shall mean this Regulation D Common Stock Private Equity Line Agreement.

     "Automatic Equity Line Termination" shall have the meaning set forth in
Section 2.3.2.

     "Bring Down Cold Comfort Letters" shall have the meaning set forth in
Section 2.3.6(b).

     "Business Day" shall mean a time period beginning at the time of day in question and ending at the same time of day on the next day normally considered a business day.

     "Calendar Month" shall mean the period of time beginning on the numeric day in question in a calendar month (the "Numeric Day") and for Calendar Months thereafter, beginning on the earlier of (i) the same Numeric Day of the next calendar month or (ii) the last day of the next calendar month. Each Calendar Month shall end on the day immediately preceding the beginning of the next succeeding Calendar Month.

     "Cap Amount" shall have the meaning set forth in Section 2.3.11.

     "Cap Limit Shares" shall have the meaning set forth in Section 2.3.11.

     "Capital Raising Limitations" shall have the meaning set forth in Section 6.6.1.

     "Capitalization Schedule" shall have the meaning set forth in Section 3.2.4, attached hereto as Exhibit K.


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     "Closing" shall mean one of the Private Equity Line Commitment Closing and closings of a purchase and sale of Common Stock pursuant to Section 2.

     "Closing Bid Price" means, for any security as of any date, the last closing bid price for such security on The Nasdaq National Market System ("NMS") as reported by Nasdaq, or, if the NMS is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by such principal securities exchange or trading market, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security, or, if no closing bid price is reported for such security, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the Subscriber in this Offering. If the Company and the Subscriber in this Offering are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved by an investment banking firm mutually acceptable to the Company and the Subscriber in this offering and any fees and costs associated therewith shall be paid by the Company.

     "Common Shares" shall mean the shares of Common Stock of the Company.

     "Common Stock" shall mean the common stock of the Company, par value $0.01 per share.

     "Company" shall mean Viragen, Inc., a corporation duly organized and existing under the laws of the State of Delaware.

     "Company Equity Line Termination" shall have the meaning set forth in
Section 2.3.14.

     "Conditions to Subscriber's Obligations" shall have the meaning as set forth in Section 2.2.4.

     "Delisting Event" shall have the meaning set forth in Section 2.12 of the Registration Rights Agreement.

     "Disclosure Documents" shall have the meaning as set forth in Section
3.2.4.

     "Effective Date" shall have the meaning set forth in Section 2.3.1.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Extended Put Period" shall mean the period of time between the Advanced Put Notice Date until the Put Closing Date.

     "Impermissible Put Cancellation" shall have the meaning set forth in
Section 2.3.1(d).

     "Individual Put Limit" shall have the meaning set forth in Section
2.3.3(a).

     "Ineffective Period" shall have the meaning set forth in Section 2.10(i) of the Registration Rights Agreement.

     "Intended Put Share Amount" shall have the meaning set forth in Section 2.3.1(a).


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     "Key Employee" shall have the meaning set forth in Section 5.18, as set forth in Exhibit N.

     "Legend" shall have the meaning set forth in Section 4.7.

     "Major Transaction" shall mean and shall be deemed to have occurred at such time upon any of the following events:

     (i) a consolidation, merger or other business combination or event or transaction following which the holders of Common Stock of the Company immediately preceding such consolidation, merger, combination or event either
(i) no longer hold a majority of the shares of Common Stock of the Company or
(ii) no longer have the ability to elect the board of directors of the Company (a "Change of Control"); provided, however, that if the other entity involved in such consolidation, merger, combination or event is a publicly traded company with "Substantially Similar Trading Characteristics" (as defined below) as the Company and the holders of Common Stock are to receive solely Common Stock or no consideration (if the Company is the surviving entity) or solely common stock of such other entity (if such other entity is the surviving entity), such transaction shall not be deemed to be a Major Transaction (provided the surviving entity, if other than the Company, shall have agreed to assume all obligations of the Company under this Agreement and the Registration Rights Agreement). For purposes hereof, an entity shall have Substantially Similar Trading Characteristics as the Company if the average daily dollar trading volume of the common stock of such entity is equal to or in excess of $400,000 for the 90th through the 31st day prior to the public announcement of such transaction;

     (ii) the sale or transfer of all or substantially all of the Company's assets; or

     (iii) a purchase, tender or exchange offer made to the holders of outstanding shares of Common Stock, such that following such purchase, tender or exchange offer a Change of Control shall have occurred.

     "Market Price" shall equal the lowest Closing Bid Price during the applicable Pricing Period.

     "Maximum Offering Amount" shall mean Twenty Million Dollars ($20,000,000).

     "Nasdaq 20% Rule" shall have the meaning set forth in Section 2.3.11.

     "Numeric Day" shall mean the numerical day of the month of the Subscription Date.

     "Offering" shall mean the Company's offering of the Private Equity Line hereunder.

     "Officer's Certificate" shall mean a certificate, signed by an officer of the Company, to the effect that the representations and warranties of the Company in this Agreement required to be true for the applicable Closing are true and correct in all material respects and all of the conditions and limitations set forth in this Agreement for the applicable Closing are satisfied.

     "Opinion of Counsel" shall mean, as applicable, the Private Equity Line Commitment Opinion of Counsel, the Put Opinion of Counsel and the Purchase Warrant Opinion of Counsel.

     "Placement Agent" shall mean Swartz Investments LLC, d/b/a Swartz Institutional Finance.

     "Pricing Confirmation Notice" shall mean a notice in the form attached as Exhibit P.


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     "Pricing Period" shall have the meaning set forth in Section 2.3.1(b).

     "Pricing Period End Date" shall mean the last Trading Day of any Pricing Period, as extended, if applicable.

     "Principal Market" shall mean the Nasdaq National Market, the Nasdaq Small Cap Market, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

     "Private Equity Line" shall mean this Agreement.

     "Private Equity Line Commitment Closing" shall have the meaning set forth in Section 2.2.3.

     "Private Equity Line Commitment Opinion of Counsel" shall mean an opinion from Company's independent counsel, in the form attached as Exhibit B, or such other form as agreed upon by the parties, as to the Private Equity Line Commitment Closing.

     "Purchase Warrant Opinion of Counsel" shall mean an opinion from Company's independent counsel, in the form attached as Exhibit O, or such other form as agreed upon by the parties, as to the issuance of Purchase Warrants to the Subscriber.

     "Purchase Warrants" shall have the meaning set forth in Section 2.4.2, in the form attached hereto as Exhibit D, or such other form as agreed upon by the parties.

     "Put" shall have the meaning set forth in Section 2.3.1(b).

     "Put Cancellation" shall have the meaning set forth in Section 2.3.13.

     "Put Cancellation Confirmation Notice" shall have the meaning set forth in
Section 2.3.13.

     "Put Cancellation Date" shall have the meaning set forth in Section 2.3.13.

     "Put Cancellation Notice" shall have the meaning set forth in Section
2.3.13.

     "Put Closing" shall have the meaning set forth in Section 2.3.7.

     "Put Closing Date" shall have the meaning set forth in Section 2.3.7.

     "Put Date" shall mean the date that is specified by the Company in any Put Notice for which the Company intends to exercise a Put under Section 2.3.1(b).

     "Put Dollar Amount" shall be determined by multiplying the Put Share Amount specified in the Put Notice by the Put Share Price with respect to such Put Date, subject to the Put Limitations pursuant to Section 2.3.2 below.

     "Put Notice" shall have the meaning set forth in Section 2.3.1(b), the form of which is attached hereto as Exhibit G.

     "Put Notice Confirmation" shall have the meaning set forth in Section 2.3.1(b), the form of which is attached hereto as Exhibit H.


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     "Put Opinion of Counsel" shall mean an opinion from Company's independent counsel, in the form attached as Exhibit I, or such other form as agreed upon by the parties, as to any Put Closing.

     "Put Reset Price" shall mean the Post-Delisting Event Price, in the case of a Delisting Event, and the Post-Ineffective Price, in the case of an Ineffective Period, where Post-Delisting Event Price, Delisting Event, Post-Ineffective Price, and Ineffective Period shall have the meanings set forth in the Registration Rights Agreement.

     "Put Share Amount" shall have the meaning as set forth Section 2.3.1(b).

     "Put Share Price" shall have the meaning set forth in Section 2.3.1(c).

     "Put Shares" shall mean shares of Common Stock that are purchased by the Subscriber pursuant to a Put.

     "Registrable Securities" shall have the meaning as set forth in the Registration Rights Agreement.

     "Registration Opinion" shall have the meaning set forth in Section
2.3.6(a).

     "Registration Opinion Deadline" shall have the meaning set forth in Section 2.3.6(a).

     "Registration Rights Agreement" shall mean that certain registration rights agreement entered into by the Company and Subscriber on even date herewith, in the form attached hereto as Exhibit A, or such other form as agreed upon by the parties.

     "Registration Statement" shall have the meaning as set forth in the Registration Rights Agreement.

     "Regulation D" shall have the meaning set forth in the Recitals hereto.

     "Reporting Issuer" shall have the meaning set forth in Section 6.2.

     "Required Put Documents" shall have the meaning set forth in Section 2.3.5.

     "Reset Cap Refund Amount" shall have the meaning set forth in Section
2.3.12.

     "Risk Factors" shall have the meaning set forth in Section 3.2.4, attached hereto as Exhibit J.

     "SEC" shall mean the Securities and Exchange Commission.

     "Securities" shall mean this Private Equity Line, together with the Common Stock of the Company, the Warrants and the Warrant Shares issuable pursuant to this Private Equity Line.

     "Six Month Anniversary" shall mean the date that is the same Numeric Day of the sixth (6th) calendar month after the Subscription Date, and the date that is the same Numeric Day of each sixth (6th) calendar month thereafter, provided that if such date is not a Business Day, the next Business Day thereafter.

     "Stockholder 20% Approval" shall have the meaning set forth in Section
6.12.

     "Subscriber" shall have the meaning set forth in the preamble hereto.


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     "Subscriber Due Date" shall have the meaning set forth in Section 2.3.7.

     "Subscription Date" shall mean the date of the Private Equity Line Commitment Closing.

     "Supplemental Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.

     "Term" shall mean the term of this Agreement, which shall be a period of time beginning on the date of this Agreement and ending on the Termination Date.

     "Termination Date" shall mean the earlier of (i) the date that is three years after the date of this Agreement, or (ii) the date that is thirty (30) Trading Days after the later of (a) the Put Closing Date on which the sum of the aggregate Put Share Price for all Put Shares equal the Maximum Offering Amount,
(b) the date that the Company has delivered a Termination Notice to the Subscriber, and (c) the date that all of the Warrants have been exercised.

     "Termination Notice" shall have the meaning set forth in Section 2.3.14.

     "Trading Cushion" shall have the meaning set forth in Section 2.3.1(b).

     "Trading Day" shall mean any day during which the Principal Market is open for business.

     "Transaction Documents" shall have the meaning set forth in Section 9.

     "Unlegended Share Certificates" shall mean a certificate or certificates (in denominations as instructed by Subscriber) representing the shares of Common Stock to which the Subscriber is then entitled to receive, registered in the name of Subscriber or its nominee (as instructed by Subscriber) and not containing a restrictive legend, including but not limited to the Put Shares for the applicable Put, Warrant Shares and Additional Shares.

     "Use of Proceeds Schedule" shall have the meaning as set forth in Section 3.2.4, attached hereto as Exhibit L.

     "Volume Evaluation Period" shall have the meaning as set forth in Section 2.3.1(b).

     "VUSA Transaction" shall mean the offering of securities of the Company's 94% owned subsidiary, Viragen, USA, not involving securities of the Company for at least the two (2) year period following the closing of such offering, to raise up to $10,000,000 of capital for the initial capitalization of Viragen, USA.

     "Warrant Shares" shall mean the Common Stock issuable upon exercise of the Warrants.

     "Warrants" shall mean Purchase Warrants.

     2. Purchase and Sale of Common Stock.

     2.1 Offer to Subscribe.

     Subject to the terms and conditions herein and the satisfaction of the conditions to closing set forth in Sections 2.2 and 2.3 below, Subscriber hereby offers to subscribe for and purchase such amounts of Common Stock and accompanying Warrants as the Company may, in


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its sole and absolute discretion from time to time elect to issue and sell to
Subscriber according to one or more Puts pursuant to Section 2.3 below.

     The parties hereto acknowledge that Swartz Investments, LLC, d/b/a Swartz Institutional Finance is acting as placement agent (the "Placement Agent") for this Offering and will be compensated by the Company in cash, Common Stock and warrants to purchase Common Stock. The Placement Agent has acted solely as placement agent in connection with the Offering by the Company of the Common Stock pursuant to this Agreement. The information and data contained in the Disclosure Documents (as defined in Section 3.2.4) have not been subjected to independent verification by the Placement Agent, and no representation or warranty is made by the Placement Agent as to the accuracy or completeness of the information contained in the Disclosure Documents.

     2.2 Private Equity Line Commitment.

     2.2.1 [Intentionally Left Blank].

     2.2.2 [Intentionally Left Blank].

     2.2.3 Private Equity Line Commitment Closing. The closing of this Agreement (the "Private Equity Line Commitment Closing") shall be deemed to occur when this Agreement and the Registration Rights Agreement have been executed, by both Subscriber and the Company, and the other Conditions to Subscriber's Obligations set forth in Section 2.2.4 below have been met.

     2.2.4 Conditions to Subscriber's Obligations. As a prerequisite to the Private Equity Line Commitment Closing and the Subscriber's obligations hereunder, all of the following (the "Conditions to Subscriber's Obligations") shall have been satisfied prior to or concurrently with the Company's execution and delivery of this Agreement:

           (a)  the following documents shall have been delivered to the
                Subscriber: (i) the Registration Rights Agreement, in the form attached hereto as Exhibit A, or such other form as agreed upon by the parties, (the "Registration Rights Agreement") (executed by the Company and Subscriber), (ii) the Private Equity Line Commitment Opinion of Counsel (signed by the Company's counsel), and (iii) a secretary's certificate, as to (A) the resolutions of the Company's board of directors authorizing this transaction, (B) the Company's Certificate of Incorporation, and
                (C) the Company's Bylaws;

           (b) this Subscription Agreement, accepted by the Company, shall have been received by the Subscriber;

           (c)  [Intentionally Left Blank].

           (d) the Company's Common Stock shall be listed for and trading on the Nasdaq National Market;

           (e) other than continuing losses described in the Risk Factors below as described in the Disclosure Documents (as described in Section 3.2.4), as of the Closing there have been no material adverse changes in the Company's business prospects or financial condition since the date of the last balance sheet included in the Disclosure Documents, including but not limited to incurring material liabilities; and


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           (f)  the representations and warranties of the Company in this
                Agreement are true and correct in all material respects and the conditions to Subscriber's obligations set forth in this Section
                2.2.4 are satisfied as of such Closing; and the Company shall deliver an Officer's Certificate, signed by an officer of the Company, to such effect to the Subscriber.


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     2.3 Puts of Common Shares to the Subscriber.

     2.3.1 Procedure to Exercise a Put. Subject to the Individual Put Limit, the Maximum Offering Amount and the Cap Amount (if applicable), and the other conditions and limitations set forth in this Agreement, at any time beginning on the date on which the Registration Statement is declared effective by the SEC (the "Effective Date"), the Company may, in its sole and absolute discretion, elect to exercise one or more Puts according to the following procedure:

     (a) at least ten (10) Trading Days prior to any intended Put Date (unless otherwise agreed in writing by the Subscriber), the Company shall deliver advance written notice (the "Advance Put Notice," the form of which is attached hereto as Exhibit E, the date of such Advance Put Notice being the "Advance Put Notice Date") to Subscriber stating the Put Date for which the Company shall, subject to the limitations and restrictions contained herein, exercise a Put and stating the number of shares of Common Stock for which the Company shall exercise a Put (the "Intended Put Share Amount"). Notwithstanding the above, if more than two (2) Calendar Months have passed since the date of the previous Put Closing, the Company shall deliver the Advance Put Notice at least twenty (20) Trading Days prior to any intended Put Date. In order to effect delivery of the Advance Put Notice, the Company shall (i) send the Advance Put Notice by facsimile on such date so that such notice is received by the Subscriber by 6:00 p.m., New York, NY time, and (ii) surrender such notice on such date to a common courier for overnight delivery to the Subscriber (or two (2) day delivery in the case of a Subscriber residing outside of the U.S.). Upon receipt by the Subscriber of a facsimile copy of the Advance Put Notice, the Subscriber shall, within two (2) Business Days, send, via facsimile, a confirmation of receipt (the "Advance Put Notice Confirmation," the form of which is attached hereto as Exhibit F) of the Advance Put Notice to Company specifying that the Advance Put Notice has been received and affirming the intended Put Date and the Intended Put Share Amount;

     (b) on the Put Date specified in the Advance Put Notice, the Company shall deliver written notice (the "Put Notice," the form of which is attached hereto as Exhibit G, the date of such Put Notice being the "Put Date") to Subscriber stating (i) the Put Date, (ii) the "Put Share Amount" as specified in the Put Notice (such exercise a "Put"); provided, however, that the Put Share Amount specified by the Company in the Put Notice shall be equal to the Intended Put Share Amount (as defined in Section 2.3.3 (a)), unless the Put Share Amount must be restricted to the Individual Put Limit pursuant to Section 2.3.3 (a) below, and (iii) the length of the Volume Evaluation Period and the Pricing Period, each as defined below; provided, further, that the Company shall not send a Put Notice unless at least twenty (20) Trading Days, not including any Trading Day for which the Registration Statement is ineffective or subject to an Ineffective Period, have elapsed (the "Trading Cushion") since the last Put Date for which a Put was closed. In order to effect delivery of the Put Notice, the Company shall (i) send the Put Notice by facsimile on the Put Date so that such notice is received by the Subscriber by 6:00 p.m., New York, NY time, and (ii) surrender such notice on the Put Date to a common courier for overnight delivery to the Subscriber (or two (2) day delivery in the case of a Subscriber residing outside of the U.S.). Upon receipt by the Subscriber of a facsimile copy of the Put Notice, the Subscriber shall, within two (2) Business Days, send, via facsimile, a confirmation of receipt (the "Put Notice Confirmation," the form of which is attached hereto as Exhibit H) of the Put Notice to Company specifying that the Put Notice has been received and affirming the Put Date and the Put Share Amount;

     For purposes hereof, the "Volume Evaluation Period" shall equal the minimum period of consecutive Trading Days, ending on the Trading Day immediately preceding the Put Date, for which the aggregate daily reported trading volume in the outstanding Common Stock on the Company's Principal Market equals or exceeds two (2) times the Put Share Amount, provided


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that the Volume Evaluation Period shall not exceed ten (10) Trading Days. The
"Pricing Period," unless otherwise shortened or extended under the terms of this Agreement, shall equal a period of "X" Trading Days immediately following the applicable Put Date, where "X" equals two (2) multiplied by the number of Trading Days in the Volume Evaluation Period; provided that if a Put Cancellation Notice has been delivered to the Subscriber after the Put Date, the Pricing Period for such Put shall end at 6:00 p.m., New York City time, on the Put Cancellation Date.

     (c) the "Put Share Price" shall equal the lesser of (A) 87.5% of the Market Price for such Put or (B) difference of (i) the Market Price for such Put minus (ii) $0.225; and

     (d) on or before the Put Date for such Put, the Company shall deliver the Required Put Documents (as defined in Section 2.3.5 below) to the
Subscriber (or to an agent of Subscriber, if Subscriber so directs). Unless otherwise specified by the Subscriber, the Put Shares of Common Stock shall be transmitted electronically pursuant to such electronic delivery system as the Subscriber shall request; otherwise delivery shall be by physical certificates. If the Company has not delivered all of the Required Put Documents to the Subscriber on or before the Put Date, the Subscriber, at its option, may cancel the Put or may agree to extend the date that the Required Put Documents are required to be delivered by five (5) Business Days (the "Extended Delivery Date"), in which case the Pricing Period is extended by five (5) Trading Days. If the Company has not delivered all of the Required Put Documents to the Subscriber on or before the Extended Delivery Date (if applicable), the Put is automatically canceled (an "Impermissible Put Cancellation") and, unless the Put was otherwise canceled in accordance with the terms of Section 2.3.13, the Company shall pay the Subscriber $15,000 for its reasonable due diligence expenses incurred in preparation for the canceled put and the Company may deliver an Advance Put Notice for the subsequent Put no sooner than ten (10) Business Days after the date that such Put was canceled.

     2.3.2 Termination of Right to Put. The Company's right to require the Subscriber to purchase any subsequent Put Shares shall terminate permanently (an "Automatic Equity Line Termination"), unless waived in writing by the Subscriber, upon the occurrence of any of the following:

     (a) the Company shall not exercise a Put or any Put thereafter if, at any time, either the Company or any director or executive officer of the Company has engaged in a transaction or conduct that gives rise to (i) a Securities Exchange Commission enforcement action, or (ii) a civil judgment or criminal conviction for fraud or misrepresentation, or for any other offense that, if prosecuted criminally, would constitute a felony under applicable law;

     (b) the Company shall not exercise a Put or any Put thereafter, on any date after (i) any Ineffective Period or Delisting Event, both as defined in the Registration Rights Agreement, that lasts for four (4) consecutive months, or
(ii) after a cumulative time period including both Ineffective Periods and Delisting Events that last for an aggregate of four (4) months;

     (c) the Company shall not exercise a Put or any Put thereafter if at any time the Company has filed for and/or is subject to any bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors instituted by or against the Company or any subsidiary of the Company; and



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     (d) the  Company shall not exercise a Put after the sooner of (i) the date that is three (3) years after the date of this Agreement, or (ii) the Put Closing Date on which the aggregate of the Put Dollar Amount for all Puts equal the Maximum Offering Amount.

     2.3.3 Put Limitations. The Company's right to exercise a Put shall be limited as follows, unless waived in writing by the Subscriber:

     (a) the Company shall not exercise any Put where the aggregate Put Share Amount with respect to all Subscribers would exceed the Individual Put Limit in effect on the Put Date. The "Individual Put Limit" shall equal one half of the aggregate daily reported trading volume in the outstanding Common Stock reported on the Company's Principal Market in a maximum Volume Evaluation Period of ten
(10) Trading Days, ending on the Trading Day immediately preceding the Put Date;

     (b) notwithstanding the amount of any Put, the Subscriber shall not be obligated to purchase any additional Put Shares once the aggregate Put Dollar Amount paid by Subscriber equals the Maximum Offering Amount;

     (c) the Subscriber shall not be obligated to acquire and pay for the Put Shares with respect to any Put for which the Company has announced a subdivision or combination, including a reverse split, of its Common Stock or has subdivided or combined its Common Stock during the Extended Put Period;

     (d) the Subscriber shall not be obligated to acquire and pay for the Put Shares with respect to any Put for which the Company has paid a dividend of its Common Stock or has made any other distribution of its Common Stock during the Extended Put Period;

     (e) the Subscriber shall not be obligated to acquire and pay for the Put Shares with respect to any Put for which the Company has made, during the Extended Put Period, a distribution of all or any portion of its assets or evidences of indebtedness to the holders of its Common Stock;

     (f) the Subscriber shall not be obligated to acquire and pay for the Put Shares with respect to any Put for which a Major Transaction has occurred during the Extended Put Period;

     2.3.4 Conditions Precedent to the Right of the Company to Deliver an Advance Put Notice or a Put Notice and the Obligation of the Subscriber to Purchase Put Shares. The right of the Company to deliver an Advance Put Notice or a Put Notice and the obligation of the Subscriber hereunder to acquire and pay for the Put Shares incident to a Closing is subject to the satisfaction, on
(i) the date of delivery of such Advance Put Notice or Put Notice and (ii) the applicable Put Closing Date, of each of the following conditions, unless waived in writing by the Subscriber:

                  (a) the Company's Common Stock shall be listed for and actively trading on the Nasdaq National Market or New York Stock Exchange and the Put Shares shall be so listed, and to the Company's knowledge there is no notice of any suspension or delisting with respect to the trading of the shares of Common Stock on such market or exchange;

                  (b) the Company shall have satisfied any and all obligations pursuant to the Registration Rights Agreement, including, but not limited to, the filing of the Registration Statement with the SEC with respect to the resale of all Registrable Securities and the requirement that the Registration Statement shall have been declared effective by the SEC for the resale of all Registrable Securities and the Company shall have satisfied and shall be in compliance with any and all obligations pursuant to the Subscription Agreement and the Warrants;

             (c) there have been no material adverse changes in the Company's business prospects or financial condition (defined below in Section 5.2), including but not limited to incurring material liabilities, except as disclosed in the SEC documents filed by the Company since the date of this Agreement;

             (d) the representations and warranties of the Company are true and correct in all material respects as if made on such date and the conditions to Subscriber's obligations set forth in this Section 2.3.4 are satisfied as of such Closing, and the Company shall deliver a certificate, signed by an officer of the Company, to such effect to the Subscriber;

             (e) the Company shall have reserved for issuance a sufficient number of Common Shares for the purpose of enabling the Company to satisfy any obligation to issue Common Shares pursuant to any Put and to effect exercise of the Warrants;

             (f) the Registration Statement is not subject to an Ineffective Period as defined in the Registration Rights Agreement, the prospectus included therein is current and deliverable, and to the Company's knowledge there is no notice of any investigation or inquiry concerning any stop order with respect to the Registration Statement;

             (g) if the Aggregate Issued Shares after the Closing of the Put would exceed the Cap Amount, the Company shall have obtained the Stockholder 20% Approval as specified in Section 6.12; and

             (h) there are no disputes between the Company and the Subscriber regarding any due diligence review (including but not limited to the Due Diligence Review defined below) by the Subscriber or regarding the completeness or accuracy of the prospectus for resale of the Put Shares.

     2.3.5 Documents Required to be Delivered on the Put Date as Conditions to Closing of any Put. The Closing of any Put and Subscriber's obligations hereunder shall additionally be conditioned upon the delivery to the Subscriber of each of the following (the "Required Put Documents") on or before the applicable Put Date, unless waived or extended in writing by the Subscriber:

     (a) Unlegended Share Certificates representing the Common Stock for which the Subscriber has subscribed;

     (b) the following documents: Put Opinion of Counsel, Officer's Certificate, Put Notice, any required Registration Opinion, and any report required under
Section 2.3.6 or Section 2.6;

     (c) current Risk Factors; and

     (d) all documents, instruments and other writings required to be delivered on or before the Put Date pursuant to any provision of this Agreement in order to implement and effect the transactions contemplated herein.

     2.3.6  Accountant's Letter and Registration Opinion.

     (a) The Company shall have caused to be delivered to the Subscriber, (i) to the extent provided by Section 2.6, and (ii) on the date that is three (3) Trading Days prior to each Put Date (the "Registration Opinion Deadline"), an opinion of the Company's independent counsel, in substantially the form of Exhibit R (the "Registration Opinion"), addressed to the Subscriber stating, inter alia, that no facts ("Material Facts") have come to such counsel's attention that would cause it to believe that any of the following: the Registration Statement, any Supplemental Registration Statement, as applicable (as each may be amended, if applicable), and any related prospectuses, contains an untrue statement of material fact or omits a material fact required to make the statements contained therein, not misleading or that the underlying Prospectus (if applicable, as so amended or supplemented) contains an untrue statement of material fact or omits a material fact required to make the statements contained therein, in light of the circumstances in which they were made, not misleading. If a Registration Opinion cannot be delivered by the Company's independent counsel to the Subscriber on the Registration Opinion Deadline due to the existence of Material Facts, the Company shall promptly notify the Subscriber and promptly revise each of the Registration Statement and any Supplemental Registration Statement, as applicable, and deliver such Registration Opinion and updated prospectus as soon as possible thereafter. If at any time after a Put Notice shall have been delivered to Subscriber but before the Put Closing, the Company acquires knowledge of such Material Facts or any Ineffective Period occurs, the Company shall promptly notify the Subscriber and shall deliver a Put Cancellation Notice to the Subscriber pursuant to
Section 2.3.13 by facsimile and overnight courier by the end of that Trading Day. The Company's independent counsel shall also deliver to the Subscriber on the Effective Date opinions in form and substance satisfactory to the Subscriber addressing, among other things, corporate matters and the exemption from registration under the Securities Act of the issuance of the Common Stock by the Company to the Subscriber under this Agreement.

     (b) (i) the Company shall engage its independent auditors to perform the procedures in accordance with the provisions of Statement on Auditing Standards No. 71, as amended, as agreed to by the parties hereto, and reports thereon (the "Bring Down Cold Comfort Letters") as shall have been reasonably requested by the Subscriber with respect to certain financial information contained in the Registration Statement and shall have delivered to the Subscriber a report addressed to the Subscriber, on the date that is three (3) Trading Days prior to each Put Date.

     (ii) in the event that the Subscriber shall have requested delivery of an "agreed upon procedures" report pursuant to Section 2.6, the Company shall engage its independent auditors to perform certain agreed upon procedures and report thereon as shall have been reasonably requested by the Subscriber with respect to certain financial information of the Company and the Company shall deliver to the Subscriber a copy of such report addressed to the Subscriber. In the event that the report required by this Section 2.3.6(b) cannot be delivered by the Company's independent auditors, the Company shall, if necessary, promptly revise the Registration Statement and the Company shall not deliver a Put Notice until such report is delivered.

     (c) in addition to the above, anytime that a Registration Opinion has not been given to the Subscriber during the prior three (3) Calendar Months, and the Subscriber then holds Common Stock issued pursuant to this Agreement valued at $250,000 or more, based upon the Closing Bid Price on the day in question, the Subscriber may require the Company to cause a Registration Opinion and a Bring Down Cold Comfort Letter to be delivered to the Subscriber. The Company shall provide such documents to the Subscriber within five (5) Trading Days of the Subscriber's written request.

     2.3.7 Put Closing Mechanics. On or before the end of the Trading Day immediately following the Pricing Period End Date for each Put, the Company shall deliver to the Subscriber a Pricing Confirmation Notice in the form of Exhibit P attached hereto, setting forth the Put Share Price and the Put Dollar Amount for such Put.

     On or before the fifth (5th) Trading Day after a Pricing Period End Date (the "Subscriber Due Date"), the Subscriber shall deliver to the Company the Put Dollar Amount in the manner specified in Section 8 below for such Put Shares as specified in the Put Notice; provided, however, if the Subscriber does not deliver to the Company the Put Dollar Amount for such Put on or before the Subscriber Due Date, then the Subscriber shall pay to the Company, in addition to the Put Dollar Amount, an amount (the "Late Payment Amount") at a rate of X% per month, accruing daily, multiplied by such Put Dollar Amount, where "X" equals one percent (1%) for the first month following the date in question, and increases by an additional one percent (1%) for each month that passes after the date in question, up to a maximum of five percent (5%). The closing (each a "Put Closing") for each Put shall occur on the date that both (i) the Company has delivered to the Subscriber all Required Put Documents, including any Additional Shares required to be issued to the Subscriber, if applicable, and (ii) the Subscriber has delivered to the Company such Put Dollar Amount and any Late Payment Amount, if applicable (each a "Put Closing Date").

     2.3.8 Extension of Pricing Period Due to Press Release. In the event that the Company makes a public announcement or press release anytime during the five
(5) Trading Days immediately preceding the Pricing Period End Date for any Put, the Pricing Period will be extended through the fifth (5th) Trading Day after such public announcement or Press Release.

     2.3.9 [Intentionally Left Blank].

     2.3.10 Limitation on Short Sales. The Subscriber and its Affiliates shall not engage in short sales of the Company's Common Stock; provided, however, that the Subscriber may enter into any short sale or other hedging or similar arrangement it deems appropriate with respect to Put Shares after it receives an Advance Put Notice with respect to such Put Shares so long as such sales or arrangements do not involve more than the number of such Put Shares specified in the Advance Put Notice (or, a good faith estimate of the number of Put Shares, if an exact number of shares is not specified in the Advance Put Notice).

     2.3.11 Cap Amount. Unless the Company has obtained Stockholder 20% Approval as set forth in Section 6.12 or unless otherwise permitted by Nasdaq, in no event shall the Aggregate Issued Shares exceed the maximum number of shares of Common Stock (the "Cap Amount") that the Company can, without stockholder approval, so issue pursuant to Nasdaq Rule 4460(i)(1)(d)(ii) (or any other applicable Nasdaq Rules or any successor rule) (the "Nasdaq 20% Rule"). In the event the Company is prohibited from issuing the full amount of any Additional Shares as a result of the operation of this Section 2.3.11, the Company shall issue such number of shares of Common Stock as are available without exceeding the Cap Amount (the "Cap Limit Shares") to the Subscriber as partial consideration for its obligation to issue the Additional Shares and shall pay the Subscriber the refund amount as specified in Section 2.3.12 below.

     2.3.12 Refund due to Cap Amount. In the event the Company is prohibited from issuing the full amount of the Additional Shares as a result of the operation of Section 2.3.11, the Company shall refund to the Subscriber a dollar amount (the "Reset Cap Refund Amount") equal to the product of (a) the difference of (i) the number of Additional Shares required to be issued by the Company, minus (ii) the number of the Cap Limit Shares, times (b) the applicable Put Reset Price. On or before the third (3rd) Business Day following the date that such Additional Shares were required to be issued, the Company shall deliver to the Subscriber Unlegended Share Certificates representing the Cap Limit Shares registered in the name of Subscriber or its nominee (as instructed by Subscriber) and free of restrictive legends and the Reset Cap Refund Amount.

     2.3.13 Put Cancellation at Company's Option.

     (a) Mechanics of Put Cancellation. Subject to the limitations below, at any time from the Advance Put Notice Date through the last day of the Pricing Period, the Company may cancel a Put (a "Put Cancellation"), in whole or in part, by delivering written notice to the Subscriber (the "Put Cancellation Notice"), attached as Exhibit Q, by facsimile and overnight courier. The "Put Cancellation Date" shall be the date that the Put Cancellation Notice is first received by the Subscriber, if such notice is received by the Subscriber by 6:00 p.m., New York, NY time, and shall be the following date, if such notice is received by the Subscriber after 6:00 p.m., New York, NY time.

     (b) Limitations on Put Cancellation. The Company may not deliver a Put Cancellation Notice unless (i) the Company discovers the existence of Material Facts or any Ineffective Period occurs after a Put Date but before the Put Closing (in which case Put Cancellation is mandatory), or (ii) the Closing Bid Price on the Put Cancellation Date is less than eighty percent (80%) of the Closing Bid Price on the applicable Advance Put Notice Date. Notwithstanding any Put Cancellation Notice, the Put shall remain effective with respect to the number of shares of Common Stock sold by the Subscriber from the Advance Put Notice Date through the close of trading on the Put Cancellation Date and the Pricing Period shall end on the Put Cancellation Date. The Company shall be obligated, upon canceling any Put, to issue to the Subscriber Unlegended Share Certificates representing a number of shares of Common Stock equal to the number of shares of Common Stock sold, if any, by the Subscriber from the Advance Put Notice Date through the close of trading on the Put Cancellation Date.

     (c) Put Cancellation Notice Confirmation. Upon receipt by the Subscriber of a facsimile copy of the Put Cancellation Notice, the Subscriber shall promptly send, via facsimile, a confirmation of receipt (the "Put Cancellation Notice Confirmation") of the Put Cancellation Notice to Company specifying that the Put Cancellation Notice has been received and affirming the Put Cancellation Date and the number of shares of Common Stock that have been sold by the Subscriber from the Advance Put Notice Date through the close of trading on the Put Cancellation Date.

     2.3.14 Private Equity Line Cancellation. The Company may terminate (a "Company Equity Line Termination") its right to initiate future Puts by providing written notice ("Equity Line Termination Notice") to the Subscriber, by facsimile and overnight courier, at any time, provided that such termination shall have no effect on the parties' other rights and obligations under this Agreement, the Registration Rights Agreement or the Warrants. Notwithstanding the above, any cancellation occurring during an Extended Put Period is governed by Section 2.3.13.

     2.4 Warrants.

     2.4.1 [Intentionally Omitted].

     2.4.2 Purchase Warrants. On each Six Month Anniversary of the Subscription Date, the Company shall issue to the Subscriber a warrant ("Purchase Warrant") to purchase a number of shares of Common Stock equal to 10% of the number of Put Shares issued to Subscriber during the preceding six (6) Calendar Months. Each Purchase Warrant shall be exerciseable at a price (the "Purchase Warrant Exercise Price") which shall equal 108% of the lowest Closing Bid Price for the ten (10) trading days immediately preceding the applicable Six Month Anniversary. Each Purchase Warrant shall be immediately exercisable at the Purchase Warrant Exercise Price, and shall have a term beginning on the date of issuance and ending on date that is five (5) years thereafter. The Warrant Shares shall be registered for resale pursuant to the Registration Rights Agreement. Concurrently with the issuance and delivery of the Purchase Warrant to the Subscriber, the Company shall deliver to the Subscriber a Purchase Warrant Opinion of Counsel (signed by the Company's independent counsel).

     2.5 Subscriber's Right to Defer Receipt. If at any time the Subscriber would have the right to receive shares of Common Stock from the Company, including, without limitation, by reason of Section 2.3 (Put) and/or the right to receive a shares of Common Stock upon exercise of a Warrant or Warrants by reason of Section 2.4 hereof, and as a result of receiving such additional shares of Common Stock or such Warrants the Subscriber would be deemed to be, after taking into account Common Shares previously acquired from the Company, Warrant Shares deemed to be beneficially owned pursuant to ownership of the Warrants, and any other shares of Common Stock of the Company deemed to be beneficially owned by the Subscriber, the beneficial owner (within the meaning of Section 13(d) of the Exchange Act) of 9.9% of the Common Stock of the Company, the Subscriber may elect to defer receipt of all or any portion of such Common Shares from the Company and/or defer receipt of all or any portion of such Warrant or Warrants, by sending a notice to the Company of such election. Such election shall not affect the Subscriber's obligation to pay for Put Shares, as if such election had not been made, nor shall it affect (other than by way of deferral, as set forth herein) the Subscriber's absolute and unconditional right to receive the shares of Common Stock and/or Warrants to which it was otherwise entitled. In the event the Subscriber makes such election, (i) it may waive such election, in whole or in part, at any time effective on sixty one (61) days' prior notice to the Company and (ii) may waive it effective immediately upon notice to the Company in the event of the announcement by the Company or any third party of a Major Transaction. The Company shall deliver the shares and/or Warrants to which the Subscriber is entitled on the effective date of the waiver in the case of clause (i) above, and within three (3) Trading Days of the date of the waiver notice in the case of a waiver pursuant to clause (ii) above.

     2.6 Due Diligence Review. The Company shall make available for inspection and review by the Subscriber (the "Due Diligence Review"), advisors to and representatives of the Subscriber (who may or may not be affiliated with the Subscriber and who are reasonably acceptable to the Company), any underwriter participating in any disposition of Common Stock on behalf of the Subscriber pursuant to the Registration Statement, any Supplemental Registration Statement, or amendments or supplements thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Subscriber or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Subscriber and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

     2.6.1 Treatment of Nonpublic Information. The Company shall not disclose nonpublic information to the Subscriber, advisors to or representatives of the Subscriber unless prior to disclosure of such information the Company identifies such information as being nonpublic information and provides the Subscriber, such advisors and representatives with the opportunity to accept or refuse to accept such nonpublic information for review. The Company may, as a condition to disclosing any nonpublic information hereunder, require the Subscriber's advisors and representatives to enter into a confidentiality agreement (including an agreement with such advisors and representatives prohibiting them from trading in Common Stock during such period of time as they are in possession of nonpublic information) in form reasonably satisfactory to the Company and the Subscriber.

        Nothing herein shall require the Company to disclose nonpublic information to the Subscriber or its advisors or representatives, and the Company represents that it does not disseminate nonpublic information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Subscriber and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting nonpublic information (whether or not requested of the Company specifically or generally during the course of due diligence by and such persons or entities), which, if not disclosed in the Prospectus included in the Registration Statement, would cause such Prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 2.6 shall be construed to mean that such persons or entities other than the Subscriber (without the written consent of the Subscriber prior to disclosure of such information) may not obtain nonpublic information in the course of conducting due diligence in accordance with the terms of this Agreement; provided, however, that in no event shall the Subscriber's advisors or representatives disclose to the Subscriber the nature of the specific event or circumstances constituting any nonpublic information discovered by such advisors or representatives in the course of their due diligence without the written consent of the Subscriber prior to disclosure of such information.

     2.6.2 Disclosure of Misstatements and Omissions. The Subscriber's advisors or representatives shall make complete disclosure to the Subscriber's counsel of all events or circumstances constituting nonpublic information discovered by such advisors or representatives in the course of their due diligence upon which such advisors or representatives form the opinion that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in the light of the circumstances in which they were made, not misleading. Upon receipt of such disclosure, the Subscriber's counsel shall consult with the Company's independent counsel in order to address the concern raised as to the existence of a material misstatement or omission and to discuss appropriate disclosure with respect thereto; provided, however, that such consultation shall not constitute the advice of the Company's independent counsel to the Subscriber as to the accuracy of the Registration Statement and related Prospectus.

     2.6.3 Procedure if Material Facts are Reasonably Believed to be Untrue or are Omitted. In the event after such consultation the Subscriber's counsel reasonably believes that the Registration Statement contains an untrue statement or a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading,

     (a) the Company shall file with the SEC an amendment to the Registration Statement responsive to such alleged untrue statement or omission and provide the Subscriber, as promptly as practicable, with copies of the Registration Statement and related Prospectus, as so amended,

     (b) if the Company disputes the existence of any such material misstatement or omission, (i) the Company's independent counsel shall provide the Subscriber's counsel with a Registration Opinion and (ii) in the event the dispute relates to the adequacy of financial disclosure and the Subscriber shall reasonably request, the Company's independent auditors shall provide to the Company a letter outlining the performance of such "agreed upon procedures" as shall be reasonably requested by the Subscriber and the Company shall provide the Subscriber with a copy of such letter, or

     (c) if the Company disputes the existence of any such material misstatement or omission, and the dispute relates to the timing of disclosure of a material event and the Company's independent counsel is unable to provide the opinion referenced in clause (b)(i) above to the Subscriber, then this Agreement shall be suspended for a period of up to thirty (30) days, at the end of which, if the dispute still exists between the Company's independent counsel and the Subscriber's counsel, the Company shall either (i) amend the Registration Statement as provided above, (ii) provide to the Subscriber the Company's independent counsel opinion and a copy of the letter of the Company's independent auditors referenced above, or (iii) the obligation of the Subscriber to purchase shares of Common Stock pursuant to this Agreement shall terminate.

     3. Representations, Warranties and Covenants of Subscriber. Subscriber hereby represents and warrants to and agrees with the Company as follows:

     3.1 Accredited Investor. Subscriber is an accredited investor, as defined in Rule 501 of Regulation D, and has checked the applicable box set forth in
Section 12 of this Agreement.

     3.2 Investment Experience; Access to Information; Independent
Investigation.

     3.2.1 Access to Information. Subscriber or Subscriber's professional advisor has been granted the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the terms and conditions of this Offering, the Company and its business and prospects, and to obtain any additional information which Subscriber or Subscriber's professional advisor deems necessary to verify the accuracy and completeness of the information received.

     3.2.2 Reliance on Own Advisors. Subscriber has relied completely on the advice of, or has consulted with, Subscriber's own personal tax, investment, legal or other advisors and has not relied on the Company or any of its affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each other person, if any, who controls any of the foregoing, within the meaning of Section 15 of the Act for any tax or legal advice (other than reliance on information in the Disclosure Documents as defined in Section 3.2.4 below and on the Opinion of Counsel). The foregoing, however, does not limit or modify Subscriber's right to rely upon covenants, representations and warranties of the Company in this Agreement.

     3.2.3 Capability to Evaluate. Subscriber has such knowledge and experience in financial and business matters so as to enable such Subscriber to utilize the information made available to it in connection with the Offering in order to evaluate the merits and risks of the prospective investment, which are substantial, including without limitation those set forth in the Disclosure Documents (as defined in Section 3.2.4 below).

     3.2.4 Disclosure Documents. Subscriber, in making Subscriber's investment decision to subscribe for the Private Equity Line hereunder, represents that (a) Subscriber has received and had an opportunity to review (i) the Company's Annual Report on Form 10-K for the year ended April 30, 1997 (ii) the Company's quarterly report on Form 10-Q for the quarter ended January 31, 1998, (iii) the Risk Factors, attached as Exhibit J, (the "Risk

Factors") (iv) the Capitalization Schedule, attached as Exhibit K, (the "Capitalization Schedule") and (v) the Use of Proceeds Schedule, attached as Exhibit L, (the "Use of Proceeds Schedule"); (b) Subscriber has read, reviewed, and relied solely on the documents described in (a) above, the Company's representations and warranties and other information in this Agreement, including the exhibits, documents prepared by the Company regarding the Business Product Overview which has been specifically provided to Subscriber in connection with this Offering (the documents described in this Section 3.2.4 (a) and (b) are collectively referred to as the "Disclosure Documents"), and an independent investigation made by Subscriber and Subscriber's representatives, if any; (c) Subscriber has, prior to the date of this Agreement, been given an opportunity to review material contracts and documents of the Company which have been filed as exhibits to the Company's filings under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and has had an opportunity to ask questions of and receive answers from the Company's officers and directors; and (d) is not relying on any oral representation of the Company or any other person, nor any written representation or assurance from the Company other than those contained in the Disclosure Documents or incorporated herein or therein. The foregoing, however, does not limit or modify Subscriber's right to rely upon covenants, representations and warranties of the Company in Sections 5 and 6 of this Agreement. Subscriber acknowledges and agrees that the Company has no responsibility for, does not ratify, and is under no responsibility whatsoever to comment upon or correct any reports, analyses or other comments made about the Company by any third parties, including, but not limited to, analysts' research reports or comments (collectively, "Third Party Reports"), and Subscriber has not relied upon any Third Party Reports, including any provided by the Placement Agent, in making the decision to invest.

     3.2.5 Investment Experience; Fend for Self. Subscriber has substantial experience in investing in securities and he, she or it has made investments in securities other than those of the Company. Subscriber acknowledges that Subscriber is able to fend for Subscriber's self in the transaction contemplated by this Agreement, that Subscriber has the ability to bear the economic risk of Subscriber's investment pursuant to this Agreement and that Subscriber is an "Accredited Investor" by virtue of the fact that Subscriber meets the investor qualification standards set forth in Section 3.1 above. Subscriber has not been organized for the purpose of investing in securities of the Company, although such investment is consistent with Subscriber's purposes.

     3.3 Exempt Offering Under Regulation D.

     3.3.1 [Intentionally Left Blank].

     3.3.2 No General Solicitation. The Private Equity Line was not offered to Subscriber through, and Subscriber is not aware of, any form of general solicitation or general advertising, including, without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

     3.3.3 Restricted Securities. Subscriber understands that the Private Equity Line is, the Common Stock issued at each Put Closing will be, and the Warrant Shares will be, characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction exempt from the registration requirements of the federal securities laws and that under such laws and applicable regulations such securities may not be transferred or resold without registration under the Act or pursuant to an exemption therefrom. In this connection, Subscriber represents that Subscriber is familiar with Rule 144 under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     3.3.4 Disposition. Without in any way limiting the representations set forth above, Subscriber further agrees not to sell, transfer, assign, or pledge the Securities (except for any bona fide pledge arrangement to the extent that such pledge does not require registration under the Act or unless an exemption from such registration is available) and provided further that if such pledge is realized upon, any transfer to the pledgee shall comply with the requirements set forth herein), or to otherwise dispose of all or any portion of the Securities unless and until:

     (a) There is then in effect a registration statement under the Act and any applicable state securities laws covering such proposed disposition and such disposition is made in accordance with such registration statement; or

     (b) (i) Subscriber shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition to the extent relevant for determination of the availability of an exemption from registration, and (ii) if reasonably requested by the Company, Subscriber shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the Securities under the Act or state securities laws. It is agreed that the Company will not require the Subscriber to provide opinions of counsel for transactions made pursuant to Rule 144 provided that Subscriber and Subscriber's broker, if necessary, provide the Company with the necessary representations for counsel to the Company to issue an opinion with respect to such transaction.

     3.4 Due Authorization.

     3.4.1 Authority. The person executing this Subscription Agreement, if executing this Agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Agreement and each other document included herein for which a signature is required in such capacity and on behalf of the subscribing individual, partnership, trust, estate, corporation or other entity for whom or which Subscriber is executing this Agreement. Subscriber has reached the age of majority (if an individual) according to the laws of the state in which he or she resides.

     3.4.2 Due Authorization. If Subscriber is a corporation, Subscriber is duly and validly organized, validly existing and in good tax and corporate standing as a corporation under the laws of the jurisdiction of its incorporation with full power and authority to purchase the Securities to be purchased by Subscriber and to execute and deliver this Agreement.

     3.4.3 Partnerships. If Subscriber is a partnership, the representations, warranties, agreements and understandings set forth above are true with respect to all partners of Subscriber (and if any such partner is itself a partnership, all persons holding an interest in such partnership, directly or indirectly, including through one or more partnerships), and the person executing this Agreement has made due inquiry to determine the truthfulness of the representations and warranties made hereby.

     3.4.4 Representatives. If Subscriber is purchasing in a representative or fiduciary capacity, the representations and warranties shall be deemed to have been made on behalf of the person or persons for whom Subscriber is so purchasing.

     4. Acknowledgments Subscriber is aware that:

     4.1 Risks of Investment. Subscriber recognizes that an investment in the Company involves substantial risks, including the potential loss of Subscriber's entire investment herein. Subscriber recognizes that the Disclosure Documents, this Agreement and the exhibits hereto do not purport to contain all the information, which would be contained in a registration statement under the Act;

     4.2 No Government Approval. No federal or state agency has passed upon the Securities, recommended or endorsed the Offering, or made any finding or determination as to the fairness of this transaction;

     4.3 No Registration, Restrictions on Transfer. As of the date of this Agreement, the Securities and any component thereof have not been registered under the Act or any applicable state securities laws by reason of exemptions from the registration requirements of the Act and such laws, and may not be sold, pledged (except for any limited pledge in connection with a margin account of Subscriber to the extent that such pledge does not require registration under the Act or unless an exemption from such registration is available and provided further that if such pledge is realized upon, any transfer to the pledgee shall comply with the requirements set forth herein), assigned or otherwise disposed of in the absence of an effective registration of the Securities and any component thereof under the Act or unless an exemption from such registration is available;

     4.4 Restrictions on Transfer. Subscriber may not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Securities or any component thereof in the absence of either an effective registration statement or an exemption from the registration requirements of the Act and applicable state securities laws;

     4.5 No Assurances of Registration. There can be no assurance that any registration statement will become effective at the scheduled time, or ever, Subscriber acknowledges that it may be required to bear the economic risk of Subscriber's investment for an indefinite period of time;

     4.6 Exempt Transaction. Subscriber understands that the Securities are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state law and that the representations, warranties, agreements, acknowledgments and understandings set forth herein are being relied upon by the Company in determining the applicability of such exemptions and the suitability of Subscriber to acquire such Securities.

     4.7 Legends. The certificates representing the Put Shares shall not bear a Restrictive Legend. The certificates representing the Warrant Shares shall not bear a Restrictive Legend unless they are issued at a time when the Registration Statement is not effective for resale. It is understood that the certificates evidencing any Warrant Shares issued at a time when the Registration Statement is not effective for resale, subject to legend removal under the terms of
Section 6.9 below, shall bear the following legend (the "Legend"):

         "The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, nor the securities laws of any other jurisdiction. They may not be sold or transferred in the absence of an effective registration statement under those securities laws or pursuant to an exemption therefrom."

     5. Representations and Warranties of the Company . The Company hereby makes the following representations and warranties to Subscriber (which shall be true at the signing of this Agreement, and as of any such later date as contemplated hereunder) and agrees with Subscriber that:

     5.1 Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of

Delaware USA and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. The Company is not the subject of any pending, threatened or, to its knowledge, contemplated investigation or administrative or legal proceeding (a "Proceeding") by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Securities and Exchange Commission ("SEC"), The National Association of Securities Dealer, Inc., The Nasdaq Stock Market, Inc. or any state securities commission, or any other governmental entity, which have not been disclosed in the Disclosure Documents. None of the disclosed Proceedings, if any, will have a material adverse effect upon the Company or the market for the Common Stock. The Company has the following subsidiaries:
Vira-Tech, Inc.; Viragen Technology, Inc.; Viragen Reagents, Inc.; Viragen U.S.A., Inc.; Viragen (Europe) Ltd.; Viragen (Scotland) Ltd.; and Viragen (Germany) GmbH.

     5.2 Corporate Condition. The Company's condition is, in all material respects, as described in the Disclosure Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the Company. Except for continuing losses, there have been no material adverse changes to the Company's business, financial condition, or prospects since the date of such Disclosure Documents. The financial statements as contained in the 10-K and 10-Q have been prepared in accordance with generally accepted accounting principles, consistently applied (except as otherwise permitted by Regulation S-X of the Exchange Act), and fairly present the financial condition of the Company as of the dates of the balance sheets included therein and the consolidated results of its operations and cash flows for the periods then ended. Without limiting the foregoing, there are no material liabilities, contingent or actual, that are not disclosed in the Disclosure Documents (other than liabilities incurred by the Company in the ordinary course of its business, consistent with its past practice, after the period covered by the Disclosure Documents). The Company has paid all material taxes, which are due, except for taxes, which it reasonably disputes. There is no material claim, litigation, or administrative proceeding pending, or, to the best of the Company's knowledge, threatened against the Company, except as disclosed in the Disclosure Documents. This Agreement and the Disclosure Documents do not contain any untrue statement of a material fact and do not omit to state any material fact required to be stated therein or herein necessary to make the statements contained therein or herein not misleading in the light of the circumstances under which they were made. No event or circumstance exists relating to the Company which under applicable law, requires public disclosure but which has not been so publicly announced or disclosed.

     5.3 Authorization. All corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Common Stock being sold hereunder and the issuance (and/or the reservation for issuance) of the Warrants and the Warrant Shares have been taken, and this Agreement, and the Registration Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except insofar as the enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights generally or by principles governing the availability of equitable remedies. The Company has obtained all consents and approvals required for it to execute, deliver and perform each agreement referenced in the previous sentence.

     5.4 Valid Issuance of Common Stock. The Common Stock and the Warrants, when issued, sold and delivered in accordance with the terms hereof, for the consideration expressed herein, will be validly issued, fully paid and nonassessable and, based in part upon the representations of Subscriber in this Agreement, will be issued in compliance with all applicable

U.S. federal and state securities laws. The Warrant Shares, when issued in accordance with the terms of the Warrants, shall be duly and validly issued and outstanding, fully paid and nonassessable, and based in part on the representations and warranties of Subscriber, will be issued in compliance with all applicable U.S. federal and state securities laws. The Put Shares, the Warrants and the Warrant Shares will be issued free of any preemptive rights.

     5.5 Compliance with Other Instruments. The Company is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws each as amended, and in effect on and as of the date of the Agreement or of any material provision of any material instrument or material contract to which it is a party or by which it is bound or of any provision of any federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which would have a material adverse effect on the Company's business or prospects, or on the performance of its obligations under this Agreement or the Registration Rights Agreement. The execution, delivery and performance of this Agreement and the other agreements entered into in conjunction with the Offering and the consummation of the transactions contemplated hereby and thereby will not (a) result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company, which would have a material adverse effect on the Company's business or prospects, or on the performance of its obligations under this Agreement, the Registration Rights Agreement, (b) violate the Company's Certificate of Incorporation or By-Laws or
(c) violate any statute, rule or governmental regulation applicable to the Company which violation would have a material adverse effect on the Company's business or prospects.

     5.6 Reporting Company. The Company is subject to the reporting requirements of the Exchange Act, has a class of securities registered under Section 12 of the Exchange Act, and has filed all reports required by the Exchange Act since the date the Company first became subject to such reporting obligations. The Company undertakes to furnish Subscriber with copies of such reports as may be reasonably requested by Subscriber prior to consummation of this Offering and thereafter, to make such reports available, for the full term of this Agreement, including any extensions thereof, and for as long as Subscriber holds the Securities. The Common Stock is duly listed on the Nasdaq National Market. The Company is not in violation of the listing requirements of the Nasdaq National Market and does not reasonably anticipate that the Common Stock will be delisted by the Nasdaq National Market for the foreseeable future. The Company has filed all reports required under the Exchange Act. The Company has not furnished to the Subscriber any material nonpublic information concerning the Company.

     5.7 Capitalization. The capitalization of the Company as of June 30, 1998, is, and the capitalization as of the Closing, subject to conversion of any outstanding Series I Preferred Stock, exercise of any outstanding warrants and/or exercise of any outstanding stock options, after taking into account the offering of the Securities contemplated by this Agreement and all other share issuances occurring prior to this Offering, will be, as set forth in the Capitalization Schedule as set forth in Exhibit K. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities. Except as disclosed in the Capitalization Schedule, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Act (except the Registration Rights

Agreement, and registration rights relating to the Series H Preferred Stock, the Series I Preferred Stock and the warrants issued in conjunction with each.

     5.8 Intellectual Property. The Company has valid, unrestricted and exclusive ownership of or rights to use the patents, trademarks, trademark registrations, trade names, copyrights, know-how, technology and other intellectual property necessary to the conduct of its business. Exhibit M lists all patents, trademarks, trademark registrations, trade names and copyrights of the Company. The Company has granted such licenses or has assigned or otherwise transferred a portion of (or all of) such valid, unrestricted and exclusive patents, trademarks, trademark registrations, trade names, copyrights, know-how, technology and other intellectual property necessary to the conduct of its business as set forth in Exhibit M. The Company has been granted licenses, know-how, technology and/or other intellectual property necessary to the conduct of its business as set forth in Exhibit M. To the best of the Company's knowledge after due inquiry, the Company is not infringing on the intellectual property rights of any third party, nor is any third party infringing on the Company's intellectual property rights. There are no restrictions in any agreements, licenses, franchises, or other instruments that preclude the Company from engaging in its business as presently conducted.

     5.9 Use of Proceeds. As of the date hereof, the Company expects to use the proceeds from this Offering (less fees and expenses) for the purposes and in the approximate amounts set forth on the Use of Proceeds Schedule set forth as Exhibit L hereto. These purposes and amounts are estimates and are subject to change without notice to any Subscriber.

     5.10 No Rights of Participation. Other than Swartz Investments, LLC and the Holders of Series H and Series I Preferred Stock, no person or entity, including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the financing contemplated by this Agreement which has not been waived.

     5.11 Company Acknowledgment. The Company hereby acknowledges that Subscriber may elect to hold the Securities for various periods of time, as permitted by the terms of this Agreement, the Warrants, and other agreements contemplated hereby, and the Company further acknowledges that Subscriber and the Placement Agent have made no representations or warranties, either written or oral, as to how long the Securities will be held by Subscriber or regarding Subscriber's trading history or investment strategies.

     5.12 [Intentionally Left Blank].

     5.13 Underwriter's Fees and Rights of First Refusal. The Company is not obligated to pay any compensation or other fees, costs or related expenditures in cash or securities to any underwriter, broker, agent or other representative other than the Placement Agent in connection with this Offering.

     5.14 Availability of Suitable Form for Registration. The Company is currently eligible and agrees to maintain its eligibility to register the resale of its Common Stock on a registration statement on a suitable form under the Act.

     5.15 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any of the Company's securities or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under Regulation D of the Act or would require the issuance of any other securities to be integrated with this Offering under the Rules of Nasdaq.

The Company has not engaged in any form of general solicitation or advertising in connection with the offering of the Common Stock or the Warrants.

     5.16 [Intentionally Left Blank].

     5.17 Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     5.18 Key Employees. Each Key Employee (as defined below) is currently serving the Company in the capacity disclosed in Exhibit N. No Key Employee, to the best knowledge of the Company and its subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. No Key Employee has, to the best knowledge of the Company and its subsidiaries, any intention to terminate his employment with, or services to, the Company or any of its subsidiaries. "Key Employee" means each of the following: Gerald Smith, Chairman and President; Robert H. Zeiger, Vice Chairman; Jay Sawardeker, Chief Operating Officer; Dennis W. Healey, Executive Vice President and CFO; and Joseph P. Morris, Ph.D., Vice President, Research and Development.

     5.19 Representations Correct. The foregoing representations, warranties and agreements are true, correct and complete in all material respects, and shall survive any Put Closing and the issuance of the shares of Common Stock thereby.

     5.20 Tax Status. The Company has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and as set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

     5.21 Transactions With Affiliates. Except as set forth in the Disclosure Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     5.22 Application of Takeover Protections. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under Delaware law which is or could become applicable to the Subscriber as a result of the transactions contemplated by this Agreement, including, without limitation, the issuance of the Common Stock, any exercise of the Warrants and ownership of the Common Shares and Warrant Shares. The Company has not adopted and will not adopt any "poison pill" provision that will be applicable to Subscriber as a result of transactions contemplated by this Agreement.

     5.23 Other Agreements. The Company has not, directly or indirectly, made any agreements with the Subscriber under a subscription in the form of this Agreement for the purchase of Common Stock, relating to the terms or conditions of the transactions contemplated hereby or thereby except as expressly set forth herein, respectively, or in exhibits hereto or thereto.

     5.24 Major Transactions. There are no other Major Transactions currently pending or contemplated by the Company, except the transaction with Inflammatics, Inc.

     5.25 Financings. There are no other financings currently pending or contemplated by the Company, except the VUSA Transaction.

     5.26 Shareholder Authorization. The Company shall, at its next annual shareholder meeting, or at a special meeting to be held as soon as practicable thereafter, use its best efforts to obtain approval of its shareholders to (i) authorize the issuance of the full number of shares of Common Stock which would be issuable under this Agreement and eliminate any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or any of its securities with respect to the Company's ability to issue shares of Common Stock in excess of the Cap Amount (such approvals being the "20% Approval") and (ii) the increase in the number of authorized shares of Common Stock of the Company (the "Share Authorization Increase Approval") such that at least 20,000,000 shares can be reserved for this Offering. In connection with such shareholder vote, the Company shall use its best efforts to cause all officers and directors of the Company to promptly enter into irrevocable agreements to vote all of their shares in favor of eliminating such prohibitions. As soon as practicable after the 20% Approval and the Share Authorization Increase Approval, the Company agrees to use its best efforts to reserve 20,000,000 shares of Common Stock for issuance under this Agreement.

     6. Covenants of the Company

     6.1 Independent Auditors. The Company shall, until at least the Termination Date, maintain as its independent auditors an accounting firm authorized to practice before the SEC.

     6.2 Corporate Existence and Taxes. The Company shall, until at least the Termination Date, maintain its corporate existence in good standing and remain a "Reporting Issuer" (defined as a Company which files periodic reports under the Exchange Act) (provided, however, that the foregoing covenant shall not prevent the Company from entering into any merger or corporate reorganization as long as the surviving entity in such transaction, if not the Company, assumes the Company's obligations with respect to the Common Stock and has Common Stock listed for trading on a stock exchange or on Nasdaq and is a Reporting Issuer) and shall pay all its taxes when due except for taxes which the Company disputes.

     6.3 Registration Rights. The Company will enter into a registration rights agreement covering the resale of the Common Shares and the Warrant Shares substantially in the form of the Registration Rights Agreement attached as Exhibit A.

     6.4 [Intentionally Omitted].

     6.5 Asset Transfers. The Company shall not (i) transfer, sell, convey or otherwise dispose of any of its material assets to any Subsidiary except for a cash or cash equivalent consideration and for a proper business purpose or (ii) transfer, sell, convey or otherwise dispose of any of its material assets to any Affiliate, as defined below, during the Term of this Agreement. For purposes hereof, "Affiliate" shall mean any officer of the Company, director of the Company or owner of twenty percent (20%) or more of the Common Stock or other securities of the Company.

     6.6 Capital Raising Limitations; Rights of First Refusal.

     6.6.1 Capital Raising Limitations. During the period from the date of this Agreement until the earlier of (i) the date that is one year after the Termination Date, or (ii) (a) in the case of a Company Equity Line Termination, the date that is one (1) year after the date of such Company Equity Line Termination, or (b) in the case of an Automatic Equity Line Termination that is not waived by the Subscriber, the date that is six (6) months after the date of such Automatic Equity Line Termination, the Company shall not issue or sell, or agree to issue or sell, for cash in private capital raising transactions (the following to be collectively referred to herein as, the "Variable Priced Securities"), (a) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock either (i) at any conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security, or (ii) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date at any time after the initial issuance of such debt or equity security or upon the occurrence of specified contingent events directly or indirectly related to the business of the Company of the market for the Common Stock, or (b) any securities of the Company pursuant to an equity line structure or format similar in nature to this Offering without obtaining the prior written approval of the Subscriber of the Offering (the limitations referred to in this sentence are collectively referred to as the "Capital Raising Limitations").

     6.6.2 Subscriber's Right of First Refusal. For any private capital raising transactions of Variable Priced Securities which close on or prior to the date that is six (6) months after the Termination Date of this Agreement, not including any warrants issued in conjunction with this Private Equity Line, the Company agrees to deliver to Subscriber, at least ten (10) days prior to the closing of such transaction, written notice describing the proposed transaction, including the terms and conditions thereof, and providing the Subscriber and its affiliates an option during the ten (10) day period following delivery of such notice to purchase the securities being offered in such transaction on the same terms as contemplated by such transaction.

     6.6.3 Exceptions to the Capital Raising Limitation and Rights of First Refusal. Notwithstanding the above, the Capital Raising Limitations and the Rights of First Refusal shall not apply to the VUSA Transaction or any transaction involving issuances of securities in connection with a merger, consolidation, acquisition or sale of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company or exercise of options by employees, consultants or directors. The Capital Raising Limitations also shall not apply to (a) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, (b) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan for the benefit of the Company's employees, directors or consultants, or (c) the issuance of debt securities, with no equity feature, incurred solely for working capital purposes.

     6.7 Financial 10-K Statements, Etc. and Current Reports on Form 8-K. The Company shall deliver to the Subscriber copies of its annual reports on Form 10-K, and quarterly reports on Form 10-Q and shall deliver to the Subscriber current reports on form 8-K within two (2) days of filing for the Term of this Agreement.

     6.8 Opinion of Counsel. Subscriber shall, concurrent with the purchase of the Common Stock and accompanying Warrants pursuant to this Agreement, receive an opinion letter from Atlas, Pearlman, Trop & Borkson, PA; New River Center, Suite 1900, 200 East Las Olas Blvd., Ft. Lauderdale, FL 33301 Telephone: (954) 763-1200, Facsimile: (954) 523-1952, ("Counsel"), counsel to the Company, in the form attached as Exhibit B or in such form as agreed upon by the parties, as to the Private Equity Line Commitment Closing and in the form attached as Exhibit I or in such form as agreed upon by the parties, as to any Put Closing.

     6.9 Removal of Legend. If the certificates representing any Securities are issued with a restrictive Legend in accordance with the terms of this Agreement, the Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if (a) the sale of such Security is registered under the Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions (the reasonable cost of which shall be borne by the Company), to the effect that a public sale or transfer of such Security may be made without registration under the Act, or
(c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144. Each Subscriber agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of the Act.

     6.10 Listing. Subject to the remainder of this Section 6.10, the Company shall ensure that its shares of Common Stock (including all Warrant Shares) are listed and available for trading on the Nasdaq National Market ("NMS"). Thereafter, the Company shall (i) use its best efforts to continue the listing and trading of its Common Stock on the NMS, or on the New York Stock Exchange ("NYSE") or any other national exchange or over-the-counter market system; and
(ii) comply in all material respects with the Company's reporting, filing and other obligations under the By-Laws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable.

     6.11 The Company's Instructions to Transfer Agent. The Company will instruct the Transfer Agent of the Common Stock to issue certificates, registered in the name of each Subscriber or its nominee, for the Put Shares, Additional Shares and Warrant Shares in such amounts as specified from time to time by the Company upon any exercise by the Company of a Put and/or exercise of the Warrants by the holder thereof. Such certificates shall not bear a Legend unless issuance with a Legend is permitted by the terms of this Agreement and Legend removal is not permitted by Section 6.9 hereof and the Company shall cause the Transfer Agent to issue such certificates without a Legend. Nothing in this Section shall affect in any way each Subscriber's obligations and agreement set forth in Sections 3.3.3 or 3.3.4 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. If (a) a Subscriber provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) a Subscriber transfers Securities to an affiliate which is an accredited investor pursuant to Rule 144, the Company shall permit the transfer, and, in the case of Put Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by such Subscriber. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Subscriber by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this
Section 6.11 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 6.11, that a Subscriber shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     6.12 Stockholder 20% Approval. Prior to the closing of any Put that would cause the Aggregate Issued Shares to exceed the Cap amount, the Company shall obtain approval of its stockholders to authorize (i) the issuance of the full number of shares of Common Stock which would be issuable pursuant to this Agreement but for the Cap Amount and eliminate any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or any of its securities with respect to the Company's ability to issue shares of Common Stock in excess of the Cap Amount (such approvals being the "Stockholder 20% Approval").

     6.13 Press Release. The Company agrees that the Subscriber shall have the right to review and comment upon any press release issued by the Company in connection with the Offering which approval shall not be unreasonably withheld by Subscriber.



     7. Subscriber Covenant/Miscellaneous

     7.1 Representations and Warranties Survive the Closing; Severability. Subscriber's and the Company's representations and warranties shall survive the Subscription Date and any Put Closing contemplated by this Agreement notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, or is altered by a term required by the Securities Exchange Commission to be included in the Registration Statement, this Agreement shall continue in full force and effect without said provision; provided that if the removal of such provision materially changes the economic benefit of this Agreement to the Subscriber, the Subscriber, at its option, may terminate this Agreement or require that other terms of the Agreement be amended to compensate for such material economic changes.

     7.2 Successors and Assigns. This Agreement shall not be assignable without the Company's written consent, If assigned, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Subscriber may assign Subscriber's rights hereunder, in connection with any private sale of the Common Stock of such Subscriber, so long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this

Agreement in a form acceptable to the Company and provides an original copy of such acknowledgment to the Company.

     7.3 Execution in Counterparts Permitted. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

     7.4 Titles and Subtitles; Gender. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The use in this Agreement of a masculine, feminine or neither pronoun shall be deemed to include a reference to the others.

     7.5 Written Notices, Etc. Any notice, demand or request required or permitted to be given by the Company or Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, or by facsimile or upon receipt if by overnight or two (2) day courier, addressed to the parties at the addresses and/or facsimile telephone number of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing; provided, however, that in order for any notice to be effective as to the Subscriber such notice shall be delivered and sent, as specified herein, to all the addresses and facsimile telephone numbers of the Subscriber set forth at the end of this Agreement or such other address and/or facsimile telephone number as Subscriber may request in writing.

     7.6 Expenses. Except as set forth in the Registration Rights Agreement, each of the Company and Subscriber shall pay all costs and expenses that it respectively incurs, with respect to the negotiation, execution, delivery and performance of this Agreement.

     7.7 Entire Agreement; Written Amendments Required. This Agreement, including the Exhibits attached hereto, the Common Stock certificates, the Warrants, the Registration Rights Agreement, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     7.8 Arbitration. Except as otherwise provided in Section 6.11 of this Agreement, any controversy or claim arising out of or related to the Transaction Documents or the breach thereof, shall be settled by binding arbitration in Wilmington, Delaware in accordance with the Expedited Procedures (Rules 53-57) of the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). A proceeding shall be commenced upon written demand by Company or any Subscriber to the other. The arbitrator(s) shall enter a judgment by default against any party, which fails or refuses to appear in any properly noticed arbitration proceeding. The proceeding shall be conducted by one (1) arbitrator, unless the amount alleged to be in dispute exceeds two hundred fifty thousand dollars ($250,000), in which case three (3) arbitrators shall preside. The arbitrator(s) will be chosen by the parties from a list provided by the AAA, and if they are unable to agree within ten (10) days, the AAA shall select the arbitrator(s). The arbitrators must be experts in securities law and financial transactions. The arbitrators shall assess costs and expenses of the arbitration, including all attorneys' and experts' fees, as the arbitrators believe is appropriate in light of the merits of the parties' respective positions in the issues in dispute. Each party submits irrevocably to the jurisdiction of any state court sitting in Wilmington, Delaware or to the United States District Court sitting in Delaware for purposes of enforcement of any discovery order, judgment or award in connection with such arbitration. The award of the arbitrator(s) shall be final and binding upon the parties and may be enforced in any court having jurisdiction. The arbitration shall be held in such place as set by the arbitrator(s) in accordance with Rule 55.

     Although the parties, as expressed above, agree that all claims, including claims that are equitable in nature, for example specific performance, shall initially be prosecuted in the binding arbitration procedure outlined above, if the arbitration panel dismisses or otherwise fails to entertain any or all of the equitable claims asserted by reason of the fact that it lacks jurisdiction, power and/or authority to consider such claims and/or direct the remedy requested, then, in only that event, will the parties have the right to initiate litigation respecting such equitable claims or remedies. The forum for such equitable relief shall be in either a state or federal court sitting in Wilmington, Delaware. Each party waives any right to a trial by jury, assuming such right exists in an equitable proceeding, and irrevocably submits to the jurisdiction of said Delaware court. Delaware law shall govern both the proceeding as well as the interpretation and construction of the Transaction Documents and the transaction as a whole.

     8. Subscription and Wiring Instructions; Irrevocability.

     8.1 Subscription

         (a) Wire transfer of Subscription Funds. Subscriber shall deliver Put Dollar Amounts (as payment towards any Put Share Price) by wire transfer, to the Company pursuant to a wire instruction letter to be provided by the Company, and signed by the Company and the Placement Agent.

         (b) Irrevocable Subscription. Subscriber hereby acknowledges and agrees, subject to the provisions of any applicable laws providing for the refund of subscription amounts submitted by Subscriber, that this Agreement is irrevocable and that Subscriber is not entitled to cancel, terminate or revoke this Agreement or any other agreements executed by such Subscriber and delivered pursuant hereto, and that this Agreement and such other agreements shall survive the death or disability of such Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Securities subscribed for are to be owned by more than one person, the obligations of all such owners under this Agreement shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives and assigns. Notwithstanding the foregoing, (i) if the conditions to Closing are not satisfied or
              (ii) if the Disclosure Documents are discovered prior to Closing to contain statements which are materially inaccurate, or omit statements of material fact, Subscriber may revoke or cancel this Agreement.

     8.2 Acceptance of Subscription. Ownership of the number of securities purchased hereby will pass to Subscriber upon the Warrant Closing or any Put Closing.

     8.3 [Intentionally Omitted]

     9. Indemnification.

     In consideration of the Subscriber's execution and delivery of the Subscription Agreement, the Registration Rights Agreement and the Warrants (the "Transaction Documents") and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless Subscriber and the Placement Agent and all of their stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents, members, partners or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorney's fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or documents contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or
(c) any cause of action, suit or claim, derivative or otherwise, by any stockholder of the Company based on a breach or alleged breach by the Company or any of its officers or directors of their fiduciary or other obligations to the stockholders of the Company.

     To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which it would be required to make if such foregoing undertaking was enforceable which is permissible under applicable law.

     Promptly after receipt by an Indemnified Party of notice of the commencement of any action pursuant to which indemnification may be sought, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (hereinafter "Indemnitor") under this Section 9, deliver to the Indemnitor a written notice of the commencement thereof and the Indemnitor shall have the right to participate in and to assume the defense thereof with counsel reasonably selected by the Indemnitor, provided, however, that an Indemnified Party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of such counsel to be paid by the Indemnitor, if representation of such Indemnified Party by the counsel retained by the Indemnitor would be inappropriate due to actual or potential conflicts of interest between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the Indemnitor within a reasonable time of the commencement of any such action, if prejudicial to the Indemnitor's ability to defend such action, shall relieve the Indemnitor of any liability to the Indemnified Party under this Section 9, but the omission to so deliver written notice to the Indemnitor will not relieve it of any liability that it may have to any Indemnified Party other than under this
Section 9 to the extent it is prejudicial.

     10. Certain Additional Legends and Information.

FOR FLORIDA RESIDENTS:

     THE SECURITIES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061 OF THE FLORIDA SECURITIES ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH SUBSCRIBER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT

PRIVILEGE IS COMMUNICATED TO SUCH SUBSCRIBER, WHICHEVER OCCURS LATER.

FOR MAINE RESIDENTS:

     THESE SECURITIES ARE BEING SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION WITH THE BANK SUPERINTENDENT OF THE STATE OF MAINE UNDER SECTION 10502(2)(R) OF TITLE 32 OF THE MAINE REVISED STATUTES. THESE SECURITIES MAY BE DEEMED RESTRICTED SECURITIES AND AS SUCH THE HOLDER MAY NOT BE ABLE TO RESELL THE SECURITIES UNLESS PURSUANT TO REGISTRATION UNDER STATE OR FEDERAL SECURITIES LAWS OR UNLESS AN EXEMPTION UNDER SUCH LAWS EXISTS.

FOR PENNSYLVANIA RESIDENTS:

     EACH PENNSYLVANIA RESIDENT WHO SUBSCRIBES FOR THE SECURITIES BEING OFFERED HEREBY AGREES NOT TO SELL THESE SECURITIES FOR A PERIOD OF TWELVE MONTHS AFTER THE DATE OF PURCHASE UNLESS SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE. UNDER PROVISION OF THE PENNSYLVANIA SECURITIES ACT OF 1972 (THE "1972 ACT"), EACH PENNSYLVANIA RESIDENT SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY, TO THE SELLER, UNDERWRITER (IF ANY) OR ANY PERSON, WITHIN TWO (2) BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS WRITTEN BINDING CONTRACT OF PURCHASE OR IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO WRITTEN BINDING CONTRACT OF PURCHASE, WITHIN TWO BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE SELLING AGENT AT THE ADDRESS SET FORTH IN THE TEXT OF THE MEMORANDUM, INDICATING HIS OR HER INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. IT IS PRUDENT TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME WHEN IT WAS MAILED. IF THE REQUEST IS MADE ORALLY (IN PERSON OR BY TELEPHONE, TO THE SELLING AGENT AT THE NUMBER LISTED IN THE TEXT OF THE MEMORANDUM) A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

FOR NEW HAMPSHIRE RESIDENTS:

     NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT AN EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

                           [INTENTIONALLY LEFT BLANK]

     11. [Intentionally Left Blank].

     12. Accredited Investor. Subscriber is an "accredited investor" because (check all applicable boxes):

         (a)      [ ]   it is an organization described in Section 501(c)(3)
                        of the Internal Revenue Code, or a corporation, limited duration company, limited liability company, business trust, or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

         (b)      [ ]   any trust, with total assets in excess of $5,000,000,
                        not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

         (c)      [  ]  a natural person, who

                  [  ]  is a director, executive officer or general partner of the issuer of the securities being offered or sold or a director, executive officer or general partner of a general partner of that issuer.

                  [  ]  has an individual net worth, or joint net worth
                        with that person's spouse, at the time of his purchase exceeding $1,000,000.

                  [  ]  had an individual income in excess of $200,000 in
                        each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

         (d)      [  ]  an entity each equity owner of which is an entity
                        described in a - b above or is an individual who could check one (1) of the last three (3) boxes under subparagraph (c) above.

         (e)      [  ]  other [specify] _______________________________________

     The undersigned hereby subscribes for ___________% of The Equity Line Maximum Offering Amount and acknowledges that this Agreement and the subscription represented hereby shall not be effective unless accepted by the Company as indicated below.

     IN WITNESS WHEREOF, the undersigned Subscriber does represent and certify under penalty of perjury that the foregoing statements are true and correct and that Subscriber by the following signature(s) executed this Agreement.

Dated this _____ day of September, 1998.

-----------------------                     -----------------------------------
    Your Signature                          PRINT EXACT NAME IN WHICH YOU WANT
                                            THE SECURITIES TO BE REGISTERED

____________________________________        SECURITY DELIVERY INSTRUCTIONS:
Name: Please Print                          Please type or print address where
                                            your security is to be delivered

____________________________________        ATTN: ______________________________
Title/Representative Capacity
(if applicable)

_____________________________________       ____________________________________
Name of Company You Represent               Street Address
(if applicable)
_____________________________________       ____________________________________
Place of Execution of this Agreement        City, State or Province, Country,
                                            Offshore Postal Code

NOTICE DELIVERY INSTRUCTIONS:               WITH A COPY DELIVERED TO:
Please print address where any Notice       Please print address where Copy is
is to be delivered                          to be delivered

ATTN: __________________________            ATTN: ______________________________


_____________________________________       ____________________________________
Street Address                                                Street Address

_____________________________________       ____________________________________
City, State or Province, Country,           City, State or Country,
Offshore Postal Code                        Offshore Postal Code

Telephone: __________________________       Telephone: _________________________

Facsimile: __________________________       Facsimile: _________________________

Facsimile: __________________________       Facsimile: _________________________


THIS AGREEMENT IS ACCEPTED BY THE COMPANY IN THE AMOUNT OF _____________% OF THE EQUITY LINE MAXIMUM OFFERING AMOUNT ON THE ____ DAY OF SEPTEMBER, 1998.

                                      VIRAGEN, INC.


                                      By:
                                      Dennis W. Healey, Exec. Vice President/CFO

                             Address: Viragen, Inc.
                                      865 SW 78th Avenue, Suite 100
                                      Plantation, FL  33324
                                      Telephone No. (954) 233-8746
                                      Facsimile No. (954) 233-1416

                               ADVANCE PUT NOTICE



VIRAGEN, INC. (the "Company") hereby intends, subject to the Individual Put Limit (as defined in the Subscription Agreement), to elect to exercise a Put to sell the number of shares of Common Stock of the Company specified below, to _____________________________, the Subscriber, as of the Intended Put Date written below, all pursuant to that certain Regulation D Private Equity Line Subscription Agreement (the "Subscription Agreement").


                                  Date of Advance Put Notice: _______________


                                  Intended Put Date :________________________


                                  Intended Put Share Amount: ________________



                                  VIRAGEN, INC.



                                  By:
                                  Dennis W. Healey, Exec. Vice President/CFO

                          Address:Viragen, Inc.
                                  865 SW 78th Avenue, Suite 100
                                  Plantation, FL  33324
                                  Telephone No. (954) 233-8746
                                  Facsimile No. (954) 233-1416



















                                    EXHIBIT E

                       CONFIRMATION OF ADVANCE PUT NOTICE


_________________________________, the Subscriber, hereby confirms receipt of VIRAGEN, INC.'s (the "Company") Advance Put Notice on the Advance Put Date written below, and its intention to elect to exercise a Put to sell shares of common stock ("Intended Put Share Amount") of the Company to the Subscriber, as of the intended Put Date written below, all pursuant to that certain Regulation D Private Equity Line Subscription Agreement (the "Subscription Agreement").


                                        Date of Confirmation: __________________

                                        Date of Advance Put Notice: ____________

                                        Intended Put Date: _____________________

                                        Intended Put Share Amount: _____________


                                        SUBSCRIBER(S)

                                        ________________________________________
                                        Subscriber's Name

                                        By:  ___________________________________
                                                   (Signature)
                        Address:       _________________________________________

                                       _________________________________________

                                       _________________________________________

                        Telephone No.: _________________________________________

                        Facsimile No.: _________________________________________
















                                    EXHIBIT F

                                   PUT NOTICE

VIRAGEN, INC. (the "Company") hereby elects to exercise a Put to sell shares of common stock ("Common Stock") of the Company to _____________________________, the Subscriber, as of the Put Date, at the Put Share Price and for the number of Put Shares written below, all pursuant to that certain Regulation D Private Equity Line Subscription Agreement (the "Subscription Agreement").

                                 PUT DATE :_________________

                                 INTENDED PUT SHARE AMOUNT (from Advance
                                 Put Notice):______________ Common Shares

                                 VOLUME EVALUATION PERIOD (calculated as
                                 set forth below, but not to exceed 10
                                 Trading Days):
                                 ______ Trading Days

                                 PRICING PERIOD (calculated as set forth below):
                                 ______ Trading Days

                                 PUT SHARE AMOUNT (i.e., the number of Put Shares of Common Stock to be issued, which shall equal the Intended Put Share Amount, but shall not exceed the "Individual Put Limit"):
                                 ____________________ Common Shares


Note: For purposes hereof, the "Volume Evaluation Period" shall equal the minimum period of consecutive Trading Days, ending on the Trading Day immediately preceding the Put Date, for which the aggregate daily reported trading volume in the outstanding Common Stock on the Company's Principal Market equals or exceeds two (2) times the Put Share Amount.

The "Pricing Period," unless otherwise shortened or extended under the terms of the Equity Line Agreement, shall equal a period of "X" Trading Days immediately following the applicable Put Date, where "X" equals two (2) multiplied by the number of Trading Days in the Volume Evaluation Period.

The "Individual Put Limit" shall equal one half of the aggregate daily reported trading volume in the outstanding Common Stock reported on the Company's Principal Market in a maximum Volume Evaluation Period of ten (10) Trading Days, ending on the Trading Day immediately preceding the Put Date.

                                      VIRAGEN, INC.

                                      By:
                                      Dennis W. Healey, Exec. Vice President/CFO

                              Address:Viragen, Inc.
                                      865 SW 78th Avenue, Suite 100
                                      Plantation, FL  33324
                                      Telephone No. (954) 233-8746
                                      Facsimile No. (954) 233-1416

                                    EXHIBIT G

                           CONFIRMATION OF PUT NOTICE


_________________________________, the Subscriber, hereby confirms receipt of Viragen Inc.'s (the "Company") Put Notice and election to exercise a Put to sell ___________________________ shares of common stock ("Common Stock") of the Company to Subscriber, as of the Put Date, all pursuant to that certain Regulation D Private Equity Line Subscription Agreement (the "Subscription Agreement").


                     Date of Confirmation: __________________


                     Put Date :______________________________

                     Volume Evaluation Period: ______________ Trading Days


                     Number of Put Shares of
                     Common Stock to be Issued: _____________


                     Pricing Period: __________ Trading Days


                     SUBSCRIBER(S)
                     ________________________________________
                     Subscriber's Name

                     By: ____________________________________
                                  (Signature)
             Address:________________________________________

                     ________________________________________

                     ________________________________________

      Telephone No.: ________________________________________

      Facsimile No.: ________________________________________










                                    EXHIBIT H

                           PRICING CONFIRMATION NOTICE


VIRAGEN, INC. (the "Company") hereby states that the Market Price, Put Share Price and Put Dollar Amount for the Put Shares of Common Stock put to the Subscriber in the Put Notice referred to below are as follows, pursuant to that certain Regulation D Private Equity Line Subscription Agreement (the "Subscription Agreement").




                     Put Date: _________________________________

                     Number of Shares Put on Put Date: _________

                     Pricing Period: ________ Trading Days

                     Market Price for Put: _____________________

                     Applicable Put Share Price: _______________

                     Put Dollar Amount: ________________________














                                      VIRAGEN, INC.



                                      By:
                                      Dennis W. Healey, Exec. Vice President/CFO

                              Address:Viragen, Inc.
                                      865 SW 78th Avenue, Suite 100
                                      Plantation, FL  33324
                                      Telephone No. (954) 233-8746
                                      Facsimile No. (954) 233-1416



                                    EXHIBIT P

                             PUT CANCELLATION NOTICE


VIRAGEN, INC. (the "Company") hereby cancels the Put specified below, pursuant to that certain Regulation D Private Equity Line Subscription Agreement (the "Subscription Agreement"), as of the close of trading on the date specified below (the "Cancellation Date," which date must be on or after the date that this notice is delivered to the Subscriber), provided that such cancellation shall not apply to the number of shares of Common Stock that the Subscriber has sold on or after the date of the applicable Advance Put Notice up through the close of trading on the Cancellation Date:




                                Cancellation Date: ________________________

                                Put Date of Put Being Canceled: ___________

                                Number of Shares Put on Put Date: _________



The Company understands that, by canceling this Put, it must give twenty (20) Business Days advance written notice to the Subscriber before effecting the next Put.











                                      VIRAGEN, INC.



                                      By:
                                      Dennis W. Healey, Exec. Vice President/CFO

                              Address:Viragen, Inc.
                                      865 SW 78th Avenue, Suite 100
                                      Plantation, FL  33324
                                      Telephone No. (954) 233-8746
                                      Facsimile No. (954) 233-1416





                                    EXHIBIT Q

                                                       Exhibit (10)(LXII).02

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of September 22nd, 1998, by and among Viragen, Inc., a corporation duly incorporated and existing under the laws of the State of Delaware (the "Company"), Swartz Investments, LLC, a Georgia limited liability company, d/b/a Swartz Institutional Finance ("Placement Agent"), and the subscriber as named on the signature page hereto (hereinafter referred to as "Subscriber").

                                    RECITALS:

     WHEREAS, pursuant to the Company's offering ("Offering") of up to Twenty Million Dollars ($20,000,000), excluding any funds paid upon exercise of the Warrants, of Common Stock of the Company pursuant to that certain Regulation D Common Stock Equity Line Subscription Agreement, of even date herewith (the "Subscription Agreement") between the Company and the Subscriber, the Company has agreed to sell and the Subscriber has agreed to purchase, from time to time as provided in the Subscription Agreement, shares of the Company's Common Stock for a maximum aggregate offering amount of Twenty Million Dollars ($20,000,000);

     WHEREAS, pursuant to the terms of the Subscription Agreement, the Company has agreed to issue to the Subscriber, from time to time, Purchase Warrants, as defined in the Subscription Agreement, to purchase a number of shares of Common Stock, exercisable for five years from the date of issuance (collectively, the "Subscriber Warrants");

     WHEREAS, pursuant to the terms of the Subscription Agreement, the Company has agreed to provide the Subscriber with certain registration rights with respect to the Common Stock to be issued in the Offering and the Common Stock issuable upon exercise of the Subscriber Warrants as set forth in this Registration Rights Agreement;

     WHEREAS, pursuant to the terms of that certain placement agent agreement (the "Placement Agent Agreement"), of even date herewith, by and between the Company and Placement Agent, the Company has agreed to issue to Placement Agent, from time to time, warrants to purchase a number of shares of Common Stock, exercisable for five years from the date of issuance(the "Placement Agent Warrants"); and

     WHEREAS, pursuant to the terms of the Placement Agent Agreement, the Company has agreed to provide Placement Agent with certain registration rights with respect to the Common Stock and the Common Stock issuable upon exercise of the Placement Agent Warrants as set forth in this Registration Rights Agreement.

                                     TERMS:

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Certain Definitions. As used in this Agreement (including the Recitals above), the following terms shall have the following meanings (such meanings to be equally applicable to both singular and plural forms of the terms defined):

     "1934 Act" shall mean the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

     "Accrual Rate" shall mean X% per month, accruing daily from the date that the applicable payment, as specified herein, begins to accrue, multiplied by the applicable principal amount, where "X" equals one percent (1%) for the first month following the date in question, and increases by an additional one percent (1%) for each month that passes after the date in question, up to a maximum of five percent (5%) per month; provided, however, that if the payments resulting from such accrual are not paid to the Holder within five (5) business days of the date they are required to be paid, "X" shall be deemed to have equaled five percent (5%) from the beginning of such unpaid accrual until such payments are made.

     "Additional Shares" shall mean Additional Ineffective Period Shares and Additional Delisting Event Shares.

     "Additional Delisting Event Shares" shall have the meaning set forth in
Section 2.12.

     "Additional Ineffective Period Shares" shall have the meaning set forth in
Section 2.10(ii).

     "Additional Registration Statement" shall have the meaning set forth in
Section 3(b).

     "Amended Registration Statement" shall have the meaning set forth in
Section 3(b).

     "Closing Bid Price" shall have the meaning set forth in the Subscription Agreement.

     "Common Stock" shall mean the common stock, par value $0.01, of the Company.

     "Delisting Event" shall have the meaning as set forth in Section 2.12.

     "Due Date" shall mean the date that is ninety (90) days after the date of this Agreement.

     "Effective Date" shall have the meaning set forth in Section 2.4.

     "Filing Date" shall mean the date that is forty five (45) days after the date of this Agreement.

     "Holder" shall mean Subscriber, Placement Agent, and any other person or entity owning or having the right to acquire Registrable Securities or any permitted assignee thereof;

     "Ineffective Period" shall have the meaning set forth in Section 2.10(i).

     "Ineffective Registration Payment" shall have the meaning set forth in
Section 2.10(i).

     "Payment" shall have the meaning set forth in Section 2.11.

     "Placement Agent Agreement" shall have the meaning set forth in the Recitals hereto.

     "Placement Agent Warrants" shall have the meaning set forth in the Recitals hereto.

     "Post-Delisting Event Price" shall have the meaning as set forth in Section 2.12.

     "Post-Ineffective Price" shall have the meaning set forth in Section 2.10(ii).

     "Pre-Delisting Event Price" shall have the meaning as set forth in Section 2.12.

     "Pre-Ineffective Price" shall have the meaning set forth in Section
2.10(ii).

     "Put" shall have the meaning as set forth in the Subscription Agreement.

     "Register," "Registered," and "Registration" shall mean and refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and pursuant to Rule 415 under the Act or any successor rule, and the declaration or ordering of effectiveness of such registration statement or document;

     "Registrable Securities" shall have the meaning set forth in Section 2.1.

     "Registration Statement" shall have the meaning set forth in Section 2.2.

     "Rule 144" shall mean Rule 144, as amended, promulgated under the Act.

     "Subscriber" shall have the meaning set forth in the preamble to this Agreement.

     "Subscriber Warrants" shall have the meaning set forth in the Recitals.

     "Subscription Agreement" shall have the meaning set forth in the Recitals hereto.

     "Supplemental Registration Statement" shall have the meaning set forth in
Section 3(b).

     "Trading Day" shall have the meaning set forth in the Subscription
Agreement.

     "Warrants" shall mean the Subscriber Warrants and the Placement Agent Warrants collectively.

     "Warrant Shares" shall mean shares of Common Stock issuable upon exercise of any Warrant.

     2. Required Registration.

     2.1 Registrable Securities. "Registrable Securities" shall mean those shares of the Common Stock of the Company together with any capital stock issued in replacement of, in exchange for or otherwise in respect of such Common Stock, that are: (i) issuable or issued to the Subscriber pursuant to the Subscription Agreement or in this Agreement, (ii) issuable or issued upon exercise of the Subscriber Warrants, and (iii) issuable or issued upon exercise of the Placement Agent Warrants; provided, however, that notwithstanding the above, the following shall not be considered Registrable Securities:

     (a) any Common Stock which would otherwise be deemed to be Registrable Securities, if and to the extent that those shares of Common Stock may be resold in a public transaction without volume limitations or other material restrictions without registration under the Act, including without limitation, pursuant to Rule 144 under the Act; and

     (b) any shares of Common Stock which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

     2.2 Filing of Initial Registration Statement. The Company shall, by the Filing Date, file a registration statement ("Registration Statement") on Form S-3 (or other suitable form, at the Company's discretion, but subject to the reasonable approval of Subscriber), covering the resale of a number of shares of Common Stock as Registrable Securities equal to at least Fifteen Million (15,000,000) shares of Common Stock and shall cover, to the extent allowed by applicable law, such indeterminate number of additional shares of Common Stock that may be issued or become issuable as Registrable Securities by the Company pursuant to Rule 416 of the Act.

     2.3 [Intentionally Left Blank].

     2.4 Registration Effective Date. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC (the date of such effectiveness is referred to herein as the "Effective Date") by the Due Date.

     2.5 [Intentionally Left Blank].

     2.6 [Intentionally Left Blank].

     2.7 Shelf Registration. The Registration Statement shall be prepared as a "shelf" registration statement under Rule 415, and shall be maintained effective until all Registrable Securities are resold pursuant to such Registration Statement.

     2.8 Eligibility for Form S-3. The Company understands that in order to file the resale Registration Statement described herein on Form S-3, it must be eligible to file Form S-3 for primary offerings. The Company represents that it is presently eligible to effect the registration contemplated hereby on Form S-3 and will use its best efforts to continue to take such actions as are necessary to maintain such eligibility. The Company covenants to use its best efforts to use Form S-3 (or other suitable form, at the Company's discretion, but subject to the reasonable approval of the Holders) for the registration required by this Section during all applicable times contemplated by this Agreement.

     2.9 Supplemental Registration Statement for Additional Shares. Anytime the Registration Statement does not cover a sufficient number of shares of Common Stock to cover (i) all outstanding Registrable Securities plus (ii) all Registrable Securities to be issued as Additional Shares, the Company shall promptly prepare and file with the SEC such Supplemental Registration Statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all such Registrable Securities and shall use its best efforts to cause such Supplemental Registration Statement to be declared effective as soon as possible.

     2.10 Failure to Maintain Effectiveness of Registration Statement.

     (i) Payments During Registration Statement Ineffective Period. In the event that the Registration Statement or any Supplemental Registration Statement becomes ineffective or unavailable for use for the sale or resale, as applicable, of any or all of the Registrable Securities for any reason (or in the event the prospectus under either of the above is not current and deliverable) during any time period required hereunder (the "Ineffective Period"), the Company shall pay the Holder at a rate equal to the Accrual Rate multiplied by a principal amount equal to the number of shares of Registrable Securities held by Holder on the first day of the Ineffective Period, multiplied by the Pre-Ineffective Price, accruing daily until a Registration Statement covering the resale of all such Registrable Securities becomes effective and a prospectus thereunder becomes current and deliverable, payable in cash or Common Stock, at the Holder's option, as set forth in Section 2.11 below (the "Ineffective Registration Payment"). For the purposes hereof, if a Registration Statement is effective but does not cover a sufficient number of shares of Common Stock to effect resales of all Registrable Securities, then a Holder shall be entitled to an Ineffective Registration Payment for the Ineffective Period only as to the number of shares of Registrable Securities held by such Holder that are not covered under the Registration Statement.

     (ii) Issuance of Additional Shares due to Price Drop During Registration Statement Ineffective Period. In the event that an Ineffective Period occurs and the lowest Closing Bid Price of the Common Stock for the ten (10) Trading Day period beginning on the first Trading Day that the Registration Statement becomes effective after the Ineffective Period (the "Post-Ineffective Price") is less than the Closing Bid Price on the last Trading Day preceding such Ineffective Period (the "Pre-Ineffective Price"), the Company shall issue to Holder, no later than the fifteenth (15th) business day following the first Trading Day after the end of the Ineffective Period, an additional number of shares of Common Stock ("Additional Ineffective Period Shares") equal to (i) the number of shares of Registrable Securities held by Holder on the first day of the Ineffective Period multiplied by (ii) the difference of (x) the quotient obtained when the Pre-Ineffective Price is divided by the Post-Ineffective Price, minus (y) one (1). Any such shares of Common Stock issued to the Holder as a result of any Ineffective Period shall also be deemed "Registrable Securities" as defined herein.

     2.11 Payment of Ineffective Registration Payment or Delisting Payment. Any Ineffective Registration Payment or Delisting Payment (a "Payment") shall be payable in cash or Common Stock, at the Holder's option, as follows: If Holder elects to be paid in cash, such Payment shall be paid to such Holder within five
(5) business days following the end of the month in which such Payment was accrued. If Holder elects to be paid in Common Stock, the Company shall issue to Holder, within five (5) business days following the end of the month in which such Payment was accrued, a number of shares of Common Stock equal to the quotient of (i) the dollar amount of such Payment, divided by (ii) the lowest Closing Bid Price of the Common Stock for the ten (10) Trading Days immediately preceding the last Trading Day of the month in which such payment was accrued. Any such shares of Common Stock issued to the Holder as a result of any Payment shall also be deemed "Registrable Securities" as defined herein.

     2.12 Failure to Maintain Listing of Common Stock. In the event that, at any time during the term of the Subscription Agreement, the Company's Common Stock is not listed for and actively trading on either the Nasdaq National Market, Nasdaq Small Cap Market, or New York Stock Exchange or is suspended or delisted with respect to the trading of the shares of Common Stock on such market or exchange (a "Delisting Event"), the Company shall pay the Holder at a rate equal to the Accrual Rate multiplied by a principal amount equal to the number of shares of Registrable Securities held by Holder on the first day of the Delisting Event, multiplied by the Pre-Delisting Event Price, accruing daily until the Holder's shares of Common Stock become listed for and actively trading on either the Nasdaq National Market, Nasdaq

Small Cap Market, or the New York Stock Exchange, payable in cash or Common Stock, at the Holder's option, as set forth in Section 2.11 above (the "Delisting Payment").

     In the event that a Delisting Event occurs and the lowest Closing Bid Price of the Common Stock for the ten (10) Trading Day period beginning on the first Trading Day that the Company's Common Stock is actively listed and trading on either the Nasdaq National Market, the Nasdaq Small Cap Market or New York Stock Exchange (the "Post-Delisting Event Price") is less than the Closing Bid Price on the last Trading Day preceding such Delisting Event (the "Pre-Delisting Event Price"), the Company shall issue to Holder, no later than the fifteenth (15th) business day following the first Trading Day after the end of the Delisting Event, an additional number of shares of Common Stock ("Additional Delisting Event Shares") equal to (i) the number of shares of Registrable Securities then held by Holder multiplied by (ii) the difference of (x) the quotient obtained when the Pre-Delisting Event Price is divided by the Post-Delisting Event Price, minus (y) one (1). Any such shares of Common Stock issued to the Holder as a result of any Delisting Event shall also be deemed "Registrable Securities" as defined herein.

     3. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously and reasonably possible:

     (a) Prepare and file with the Securities and Exchange Commission ("SEC") a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective and to remain effective until all Registrable Securities are resold pursuant to such Registration Statement.

     (b) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement ("Amended Registration Statement") or prepare and file any additional registration statement ("Additional Registration Statement," together with the Amended Registration Statement, "Supplemental Registration Statements") as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement or such prior registration statement and to cover the resale of all Registrable Securities.

     (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

     (d) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of the jurisdictions in which the Holders are located and of such other jurisdictions as shall be reasonably requested by the Holders of the Registrable Securities covered by such Registration Statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

     (e) [Intentionally Omitted].

     (f) As promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Holder as such Holder may reasonably request.

     (g) Provide Holders with notice of the date that a Registration Statement or any Supplemental Registration Statement registering the resale of the Registrable Securities is declared effective by the SEC, and the date or dates when the Registration Statement is no longer effective.

     (h) Provide Holders and their representatives the opportunity and a reasonable amount of time, based upon reasonable notice delivered by the Company, to conduct a reasonable due diligence inquiry of Company's pertinent financial and other records and make available its officers and directors for questions regarding such information as it relates to information contained in the Registration Statement.

     (i) Provide Holders and their representatives the opportunity to review the Registration Statement and all amendments or supplements thereto prior to their filing with the SEC by giving the Holder at least ten (10) business days advance written prior to such filing; provided that if the Holders or their representatives take more than ten (10) business days for such review and as a direct result the Company cannot file the Registration Statement by the date it is required to be filed hereunder.

     (j) Provide each Holder with prompt notice of the issuance by the SEC or any state securities commission or agency of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceeding for such purpose. The Company shall use its best efforts to prevent the issuance of any stop order, and, if any is issued to obtain the removal thereof at the earliest possible date.

     (k) Use its best efforts to list the Registrable Securities covered by the Registration Statement with all securities exchanges or markets on which the Common Stock is then listed and prepare and file any required filing with the NASD and any other exchange or market on which the Common Stock is listed.

     4. [Intentionally Omitted].

     5. [Intentionally Omitted].

     6. Dispute as to Registrable Securities. In the event the Company believes that shares sought to be registered under Section 2 by Holders do not constitute "Registrable Securities" by virtue of Section 2.1 of this Agreement, and the status of those shares as Registrable Securities is disputed, the Company shall provide, at its expense, an Opinion of Counsel, reasonably acceptable to the Holders of the Securities at issue (and satisfactory to the Company's transfer agent to permit the sale and transfer) that those securities may be sold immediately, without volume limitation or other material restrictions, without registration under the Act, by virtue of Rule 144 or similar provisions.

     7. Furnish Information. At the Company's request, each Holder shall furnish to the Company such information regarding Holder, the Registrable Securities held by it, and the intended method of disposition of such securities to the extent required to effect the registration of its Registrable Securities or to determine that registration is not required pursuant to Rule 144 or other applicable provision of the Act. The Company shall include all information provided by such Holder pursuant hereto in the Registration Statement, substantially in the form supplied, except to the extent such information is not permitted by law.

     8. Expenses. All expenses, other than commissions and fees and expenses of counsel to the selling Holders, incurred in connection with registrations, filings or qualifications pursuant hereto, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, shall be borne by the Company.

     9. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors, partners, legal counsel, and accountants of each Holder, any underwriter (as defined in the Act, or as deemed by the Securities Exchange Commission, or as indicated in a registration statement) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of Section 15 of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements or omissions: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, and the Company will reimburse each such Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, director, underwriter or controlling person; provided however, that the above shall not relieve the Company from any other liabilities which it might otherwise have.

     (b) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9.

     (c) In the event that the indemnity provided in paragraph (a) of this
Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and each Holder agree to contribute to the aggregate claims, losses, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Holder may be subject in such proportion as is appropriate to reflect the relative fault of the

Company and the Holders in connection with the statements or omissions which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by the Holders. The Company and the Holders agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls a Holder of Registrable Securities within the meaning of either the Securities Act or the Exchange Act and each director, officer, partner, employee and agent of a Holder shall have the same rights to contribution as such holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each director and officer of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (c).

     (d) The obligations of the Company and Holders under this Section 9 shall survive the resale, if any, of the Common Stock, the completion of any offering of Registrable Securities in a Registration Statement under this Agreement, and otherwise.

     10. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144; and

     (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act.

     11. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the written consent of each Holder affected thereby. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company.

     12. Notices. All notices required or permitted under this Agreement shall be made in writing signed by the party making the same, shall specify the section under this Agreement pursuant to which it is given, and shall be addressed if to (i) the Company at: Viragen, Inc., 865 SW 78th Avenue, Suite 100, Plantation, FL 33324, Telephone No. (954) 233-8746, Facsimile No. (954) 233-1416 and (ii) the Holders at their respective last address as the party as shown on the records of the Company. Any notice, except as otherwise provided in this Agreement, shall be made by fax and shall be deemed given at the time of transmission of the fax.

     13. Termination. This Agreement shall terminate on the date all Registrable Securities cease to exist (as that term is defined in Section 2.1 hereof); but without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination (ii) other indemnification obligations under this Agreement.

     14. Assignment. No assignment, transfer or delegation, whether by operation of law or otherwise, of any rights or obligations under this Agreement by the Company or any Holder, respectively, shall be made without the prior written consent of the majority in interest of the Holders or the Company, respectively; provided that the rights of a Holder may be transferred to a subsequent holder of the Holder's Registrable Securities (provided such transferee shall provide to the Company, together with or prior to such transferee's request to have such Registrable Securities included in a Registration, a writing executed by such transferee agreeing to be bound as a Holder by the terms of this Agreement), and the Company hereby agrees to file an amended registration statement including such transferee or a selling security holder thereunder; and provided further that the Company may transfer its rights and obligations under this Agreement to a purchaser of all or a substantial portion of its business if the obligations of the Company under this Agreement are assumed in connection with such transfer, either by merger or other operation of law (which may include without limitation a transaction whereby the Registrable Securities are converted into securities of the successor in interest) or by specific assumption executed by the transferee.

     15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the Securities Exchange Act of 1934, which matters shall be construed and interpreted in accordance with such laws.

     16. Execution in Counterparts Permitted. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

     17. Specific Performance. The Holder shall be entitled to the remedy of specific performance in the event of the Company's breach of this Agreement, the parties agreeing that a remedy at law would be inadequate.

     18. Indemnity. Each party shall indemnify each other party against any and all claims, damages (including reasonable attorney's fees), and expenses arising out of the first party's breach of any of the terms of this Agreement.

     19. Entire Agreement; Written Amendments Required. This Agreement, including the Exhibits attached hereto, the Subscription Agreements, the Common Stock certificates, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

                           [INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of this 22nd day of September, 1998.

                                            VIRAGEN, INC.



                                            By: ________________________________
                                                Dennis W. Healey, Executive Vice
                                                President/CFO

                                   Address: Viragen, Inc.
                                            865 SW 78th Avenue, Suite 100
                                            Plantation, FL 33324
                                            Telephone No. (954) 233-8746
                                            Facsimile No. (954) 233-1416

                                            SWARTZ INVESTMENTS, LLC. d/b/a
                                            SWARTZ INSTITUTIONAL FINANCE



                                            By: ________________________________
                                                Eric S. Swartz, President


                                   Address: 1080 Holcomb Bridge Road
                                            Bldg. 200, Suite 285
                                            Roswell, GA 30076
                                            Telephone: (770) 640-8130
                                            Facsimile: (770) 640-7150

                                            SUBSCRIBER(S)

                                            -----------------------------------
                                            Subscriber's Name

                                            By:_________________________________
                                               (Signature)
                                   Address: ____________________________________

                                            ------------------------------------

                                            ------------------------------------

                                                       Exhibit (10)(LXII).03


                            PLACEMENT AGENT AGREEMENT

     THIS AGREEMENT ("Agreement") is made as of the 22nd day of September, 1998, by and between Viragen, Inc., a corporation organized under the laws of the state of Delaware ("Company"), and Swartz Investments LLC, a Georgia limited liability company, d/b/a Swartz Institutional Finance (the "Placement Agent").

                                    RECITALS:

     WHEREAS, the Company proposes to issue and sell that certain Regulation D Private Equity Line Subscription Agreement (the "Private Equity Line Agreement") and shares of its Common Stock issued in connection therewith, which are accompanied by a warrant or warrants to purchase a number of shares of Common Stock of the Company (together the "Securities") resulting in gross proceeds to the Company of a maximum of Twenty Million Dollars ($20,000,000), excluding Warrants, in an offering (the "Offering") not involving a public offering under the Securities Act of 1933, as amended (the "Act"), pursuant to an exemption from the registration requirements of the Act under Regulation D promulgated under the Act ("Regulation D"), as described below; and

     WHEREAS, the Placement Agent has offered to assist the Company in placing the Private Equity Line Agreement on a "best efforts" basis with respect to sales of Securities thereafter up to the Maximum Proceeds (as defined below), and the Company desires to secure the services of the Placement Agent on the terms and conditions hereinafter set forth.

                                     TERMS:

     NOW, THEREFORE, in consideration of the premises and the mutual promises, conditions and covenants herein contained, the parties hereto do hereby agree as follows:

     1. ENGAGEMENT OF PLACEMENT AGENT. The Company on the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, hereby appoints the Placement Agent as its exclusive placement agent for this Offering, to sell, on a "best efforts basis," a maximum dollar amount of Securities, excluding Warrants, resulting in gross proceeds to the Company of Twenty Million Dollars ($20,000,000) (the "Maximum Proceeds"). The Placement Agent, on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, accepts such appointment and agrees to use its best efforts to find purchasers for the Private Equity Line Agreement. This appointment shall be irrevocable for the period commencing on the date of the executed Letter of Agreement, and ending on the earlier of (i) the Put Closing Date on which the aggregate of the Put Dollar Amounts for all Put Closings equal the Maximum Offering Amount pursuant to the Private Equity Line Agreement, or (ii) September 30, 2001.

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. In order to induce the Placement Agent to enter into this Agreement, the Company hereby represents and warrants to and agrees with the Placement Agent as follows:

     2.1 Offering Documents. The Company (with the assistance of the Placement Agent) has prepared the Private Equity Line Agreement, certain exhibits thereto, investor Warrants and a Registration Rights Agreement, which documents have been or will be sent to proposed investors. In addition, proposed investors have received or will receive prior to the Private Equity Line Commitment Closing (as defined in the Private Equity Line Agreement), copies of the Company's Annual Report on Form 10-K for the year ended June 30, 1997 and the Company's quarterly report on Form 10-Q for the quarter ended March 31, 1998 ("SEC Documents"). The SEC Documents were prepared in conformity with the requirements (to the extent applicable) of the Securities Exchange Act of 1934, as amended, (the "`34 Act") and the rules and regulations ("Rules and Regulations") of the Commission promulgated thereunder. As used in this Agreement, the term "Offering Documents" refer to and mean the SEC Documents, the Private Equity Line Agreement and all amendments, exhibits and supplements thereto, together with any other documents which are provided to the Placement Agent by, or approved for Placement Agent's use by, the Company for the purpose of this Offering (including, but not limited to, the Registration Rights Agreement).

     2.2 Provision of Offering Documents. The Company shall deliver to the Placement Agent, without charge, as many copies of the Offering Documents as the Placement Agent may reasonably require for the purposes contemplated by this Agreement. The Company authorizes the Placement Agent, in connection with the Offering of the Private Equity Line Agreement, to use the Offering Documents as from time to time amended or supplemented in connection with the offering and sale of the Private Equity Line Agreement and in accordance with the applicable provisions of the Act and Regulation D.

     2.3 Accuracy of Offering Documents. The Offering Documents, at the time of delivery to Subscribers for the Securities, conformed in all material respects with the requirements, to the extent applicable, of the `34 Act and the applicable Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. On any Closing Date (as hereinafter defined), the Offering Documents will contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations for the purposes of the proposed Offering, and all statements of material fact contained in the Offering Documents will be true and correct, and the Offering Documents will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     2.4 Duty to Amend. If during such period of time as in the reasonable opinion of the Placement Agent or its counsel an Offering Document relating to this financing is required to be delivered under the Act, any event occurs or any event known to the Company relating to or affecting the Company shall occur as a result of which the Offering Documents as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time after the date hereof to amend or supplement the Offering Documents to comply with the Act or the applicable Rules and Regulations, the Company shall forthwith notify the Placement Agent thereof and shall prepare such further amendment or supplement to the Offering Documents as may be required and shall furnish and deliver to the Placement Agent and to others, whose names and addresses are designated by the Placement Agent, all at the cost of the Company, a reasonable number of copies of the amendment or supplement (or of the amended or supplemented Offering Documents) which, as so amended or supplemented, will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the Offering Documents not misleading in the light of the circumstances when delivered to a purchaser or prospective purchaser, and which will comply in all respects with the requirements (to the extent applicable) of the `34 Act and the applicable Rules and Regulations.

     2.5 Corporation Condition. The Company's condition is as described in its Offering Documents, except for continuing losses and changes in the ordinary course of business and normal year-end adjustments that are not in the aggregate materially adverse to the Company. The Offering Documents, taken as a whole, present fairly the business and financial position of the Company as of any Closing Date.

     2.6 No Material Adverse Change. Except as may be reflected in or contemplated by the Offering Documents, subsequent to the dates as of which information is given in the Offering Documents, and prior to any Closing Date, taken as a whole, there has not been any material adverse change in the condition, financial or otherwise, or in the results of operations of the Company or in its business.

     2.7 No Defaults. Except as disclosed in the Offering Documents or in writing to the Placement Agent, the Company is not in default in any material respect in the performance of any obligation, agreement or condition contained in any material debenture, note or other evidence of indebtedness or any material indenture or loan agreement of the Company. The execution and delivery of this Agreement, and the consummation of the transactions herein contemplated, and compliance with the terms of this Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, the Certificate of Incorporation or By-Laws of the Company (in any respect that is material to the Company), any material note, indenture, mortgage, deed of trust, or other agreement or instrument to which the Company is a party or by which the Company or any property of the Company is bound, or to the Company's knowledge, any existing law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality, agency or body, arbitration tribunal or court, domestic or foreign, having jurisdiction over the Company or any property of the Company. The consent, approval, authorization or order of any court or governmental instrumentality, agency or body is not required for the consummation of the transactions herein contemplated except such as may be required under the Act or under the Blue Sky or securities laws of any state or jurisdiction.

     2.8 Incorporation and Standing. The Company is, and at any Closing Date will be, duly formed and validly existing in good standing as a corporation under the laws of the State of Delaware and with full power and authority (corporate and other) to own its properties and conduct its business, present and proposed, as described in the Offering Documents; the Company, has full power and authority to enter into this Agreement; and the Company is duly qualified and in good standing as a foreign entity in each jurisdiction in which the failure to so qualify would have a material adverse effect on the Company or its properties.

     2.9 Legality of Outstanding Securities.Prior to any Closing Date, the outstanding securities of the Company have been duly and validly authorized and issued, and are fully paid and non-assessable, and conform in all material respects to the statements with regard thereto contained in the Offering Documents.

     2.10 Legality of Securities. The Securities when sold and delivered in accordance with the Offering Documents, and the Placement Agent Warrants (as defined in Section 3.4 below) when issued and delivered, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with the terms thereof, and the Securities shall be duly and validly issued and outstanding, fully paid and nonassessable. The Common Stock into which any Securities are exercisable and the Common Stock into which any of Placement Agent's Warrants are exercisable, when issued upon exercise of any Securities or upon exercise of any of Placement Agent's Warrants, as applicable, shall be duly and validly issued and outstanding, fully paid and non-assessable.

     2.11 Litigation. Except as set forth in the Offering Documents, there is now, and at any Closing Date there will be, no action, suit or proceeding before any court or governmental agency, authority or body pending or, to the knowledge of the Company, threatened, which might result in judgments against the Company not adequately covered by insurance or which collectively might result in any material adverse change in the condition (financial or otherwise) or business of the Company or which would materially adversely affect the properties or assets of the Company.

     2.12 Finders. The Company does not know of any outstanding claims for services in the nature of a finder's fee or origination fees with respect to the sale of the Private Equity Line Agreement hereunder for which the Placement Agent may be responsible, and the Company will indemnify the Placement Agent from any liability for such fees (including the payment of attorney's fees incurred by Placement Agent due to any claim by any such finder or originator) by any party who, in the reasonable opinion of Placement Agent's counsel, has a legitimate claim for such compensation from the Company and for which person the Placement Agent is not legally responsible. In the event of such claim, Placement Agent shall properly notify Company thereof and the Company may, at its option and at its sole cost and expense, take over the defense of such a claim with counsel of its choice, reasonably satisfactory to Placement Agent. Placement Agent shall not settle any such claims or litigation arising hereunder without the prior written consent of the Company, which shall not be unreasonably withheld.

     2.13 Tax Returns. The Company has filed all federal and state and local tax returns which are required to be filed, and has paid all material taxes shown on such returns and on all assessments received by it to the extent such taxes have become due (except for taxes the amount of which the Company is contesting in good faith). All taxes with respect to which the Company is obligated have been paid, or adequate accruals have been set up to cover any such unpaid taxes.

     2.14 Authority. The execution and delivery by the Company of this Agreement have been duly authorized by all necessary action, and this Agreement is the valid, binding and legally enforceable obligation of the Company except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws, by principles governing enforcement of equitable remedies and, with respect to indemnification against liabilities under the Act, matters of public policy.

     2.15 Actions by the Company. The Company will not take any action which will impair the effectiveness of the transactions contemplated by this Agreement.

     3. ISSUE, SALE AND DELIVERY OF THE SECURITIES.

     3.1 Deliveries of Securities. Certificates in such form that, subject to applicable transfer restrictions as described in the Private Equity Line Agreement, they can be negotiated by the purchasers thereof (issued in such denominations and in such names as the Subscriber may direct the Company to issue) for the Securities, shall be delivered by the Company to the Subscriber or the Subscriber's agent as specified in the Private Equity Line Agreement, with copies made available to the Subscriber for checking at least one (1) full business day prior to any Closing Date, it being understood that any directions from the Subscriber to the Company regarding denominations or names shall be given at least two (2) full business days prior to any Closing Date. The certificates for the Securities shall be delivered at each Put Closing (as defined hereinafter).

     3.2 Payment of Funds.Pursuant to the Private Equity Line Agreement, the Subscriber shall deliver all funds, as specified in Section 2.3.7 of the Private Equity Line Agreement, for purchase of Securities with respect to any Put (as defined in the Private Equity Line Agreement) exercised by the Company.

     3.3 Closing Date. The Private Equity Line Commitment Closing shall take place at the offices of the Placement Agent. Any subsequent Put Closing shall take place at the offices of the Subscriber or Subscriber's agent on each Put Closing Date as specified in the Private Equity Line Agreement. For purposes hereof, "Put Closing" and "Put Closing Date" shall have the meanings as set forth in Private Equity Line Agreement. The date of the Private Equity Line Commitment Closing and any Put Closing Date shall be referred to herein as the "Closing Date."

     3.4 Placement Agent's Compensation. Subject to cancellation under Sections
12.2 and 12.3, the Company shall pay the Placement Agent the following, which shall be the full amount payable to the Placement Agent for its services, as fees and expenses, in connection with this Offering:

A cash placement fee ("Cash Placement Fee") equal to "X" percent (X%) of the gross proceeds resulting from the sale of the securities in any Put, wherein "X" is based on the aggregate amount of securities placed to date as follows:

                           Aggregate Amount Placed            "X"
                           -----------------------            ---
                           First $5M                           7%
                           $5M-$10M                            6%
                           $10M plus                         3.5%

On each Six Month Anniversary of the Subscription Date, if the Placement Agent has not received at least $100,000 in Cash Placement Fees for the preceding six
(6) Calendar Months, the Company shall pay to the Placement Agent an amount equal to (the "Semi-Annual Cash Fee Shortfall") the difference of (i) $100,000, minus (ii) the amount of the Cash Placement Fee paid to the Placement Agent during the preceding six (6) Calendar Months (as defined in the Private Equity Line Agreement). In the event that the Company delivers a Termination Notice to the Subscriber, the Company shall pay to the Placement Agent the greater of (i) $100,000, less the fee on amounts put to the Subscriber in that six (6) month period, or (ii) the difference of (x) $200,000, minus (y) the aggregate of the Cash Placement Fees for all Puts to date, and the Company shall not be required to pay the Semi-Annual Cash Fee Shortfall thereafter.

     3.5 Placement Agent's Warrants. In addition to the fees and reimbursement of costs set forth above, within five (5) business days after each Six Month Anniversary of the Subscription Date as specified in the Private Equity Line Agreement, the Company shall also issue to Placement Agent or its designees the following warrants ("Placement Agent Warrants"): (i) a warrant to purchase a number of shares of the Company's Common Stock equal to "X" percent (X%) of the number of shares of Put Shares of Common Stock issued to the Subscriber pursuant to any Put as specified in the Private Equity Line Agreement during the preceding six (6) month period, exercisable at one hundred twenty five percent (125%) of the average Put Share Price of all such Put Shares issued during the preceding six (6) calendar months; and (ii) a warrant to purchase a number of shares of the Company's Common Stock equal to "X" percent (X%), as specified above, of the number of shares of Common Stock for which the Subscriber is entitled to purchase pursuant to each Purchase Warrant issued to the Subscriber on that Six Month Anniversary Date, exerciseable at a price which shall equal 108% of the lowest Closing Bid Price for the ten (10) trading days immediately preceding the applicable Six Month Anniversary.

     The term of the Placement Agent Warrants shall be five (5) years commencing on the date of issuance thereof. The Placement Agent Warrants shall be exercisable immediately upon issuance and shall have cashless exercise provisions. The shares of Common Stock issuable upon exercise of the Placement Agent Warrants shall be included in the next registration statement filed by the Company, and shall have the rights set forth in the Registration Rights Agreement, dated on or about September 18, 1998, by and among the Company, the Placement Agent, and the Subscriber. The Placement Agent Warrants shall be delivered by the Company to the Placement Agent within five (5) Trading Days of each Six Month Anniversary Date. Concurrently with the issuance and delivery of the Purchase Warrant to the Subscriber, the Company shall deliver to the Subscriber a Purchase Warrant Opinion of Counsel (signed by the Company's independent counsel).

     3.6 Payment of Fees. The Company shall pay all Cash Placement Fees directly to the Placement Agent pursuant to wire instructions to be provided to the Company by the Placement Agent, and from the proceeds of all Put Closings, simultaneous with the transfer of proceeds to the Company resulting from such Put Closing. The Company shall pay any Semi-Annual Cash Fee Shortfall to the Subscriber within five (5) business days of the applicable Six Month Anniversary pursuant to wire instructions to be provided to the Company by the Placement Agent.

     3.7 Press Release. The Placement Agent shall have the right to review and comment upon any press release issued by the Company in connection with the Offering.

     4. OFFERING OF THE SECURITIES ON BEHALF OF THE COMPANY.

     4.1 In offering the Private Equity Line Agreement for sale, the Placement Agent shall offer them solely as an agent for the Company, and such offer shall be made upon the terms and subject to the conditions set forth in the Offering Documents. The Placement Agent shall commence making such offer as an agent for the Company as soon as possible following delivery of the final Company approved Offering Documents to Placement Agent (or notification by Company or its Counsel that the latest version of any Offering Documents on Placement Agent's computer system is acceptable for faxing to Subscribers).

     4.2 The Placement Agent will only make offers to sell the Private Equity Line Agreement to, or solicit offers to subscribe for any Private Equity Line

Agreement from, persons or entities that Placement Agent reasonably believes are "accredited investors" as defined in Regulation D.

     5. RIGHT OF FIRST REFUSAL. The Company hereby grants Placement Agent rights of first refusal as follows:

     5.1 The Placement Agent has the right of first refusal to act as placement agent for any future financings of the Company, including any financings that involve the participation of an underwriter, under which the Company issues or sells, or agrees to issue or sell, for cash (a) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock either (i) at any conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security, (ii) with a fixed conversion, exercise or exchange price, or (iii) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date at any time after the initial issuance of such debt or equity security or upon the occurrence of specified contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, (b) any securities of the Company pursuant to an equity line structure or format similar in nature to this Offering or otherwise, or (c) any Common Stock or units (i.e. Common Stock accompanied by warrants) of the Company, excluding joint ventures, mergers, acquisitions, or similar transactions. Notwithstanding the above, the Placement Agent shall not be entitled to a right of first refusal under this sub-section with respect to a VUSA Transaction (as defined in the Private Equity Line Agreement). The duration of the Placement Agent's right of first refusal under this Section 5.1 shall be for a period from the date of this Agreement until the earlier of (i) the date that is three (3) years following the date of the Private Equity Line Commitment Closing (as defined in the Private Equity Line Agreement), or (ii) (a) in the case of a Company Equity Line Termination (as defined in the Private Equity Line Agreement), the date that is one (1) year after the date of such Company Equity Line Termination, or (b) in the case of an Automatic Equity Line Termination Closing (as defined in the Subscription Agreement) that is not waived by the Subscriber, the date that is six (6) months after the date of such Automatic Equity Line Termination.

     5.2 In the event that the Company wishes to undertake a transaction described in this Section 5, the Company must send Placement Agent a written notice of the proposed transaction (whether the transaction is initiated by the Company or is offered to the Company by a third party), in sufficient specificity to allow the Placement Agent to understand the proposed transaction clearly. This notice must be delivered to Placement Agent at least twenty (20) days prior to the proposed closing of the transaction. The Placement Agent shall have fifteen (15) days from receipt of that notice to determine whether or not it wishes to exercise its right of first refusal with respect to that transaction. The Placement Agent shall notify the Company in writing of its decision to exercise or waive its right of first refusal with respect to the transaction described in the notice. If the Placement Agent waives its right of first refusal with respect to a particular transaction, the Company may proceed with that transaction; provided, however, that if prior to any Closing in the proposed transaction the terms of the transaction are changed in any material way from the terms set forth in the notice to the Placement Agent, the Placement Agent's right of first refusal shall commence again. Placement Agent's waiver of its rights of first refusal with respect to any specific transaction shall not act as a waiver of its rights with respect to future transactions within the applicable time period.

     5.3 In the event that Company breaches Section 5.1 of this Agreement, Placement Agent shall be entitled to receive compensation based upon the aggregate purchase price of securities placed in such transaction in an amount calculated pursuant to Section 3.4 hereof.

     6. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Placement Agent that:

     6.1 After the date hereof, the Company will not at any time, prepare and distribute any amendment or supplement to the Offering Documents (other than the Company's 10-Q's, 10-K's and period reports filed with the SEC), of which amendment or supplement the Placement Agent shall not previously have been advised and the Placement Agent and its counsel furnished with a copy within a reasonable time period prior to the proposed adoption thereof, or to which the Placement Agent shall have reasonably objected in writing on the ground that it is not in compliance with the Act or the Rules and Regulations (if applicable).

     6.2 The Company will pay, whether or not the transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective or is terminated, all costs and expenses incident to the performance of its obligations under this Agreement, including all expenses incident to the authorization of the Securities and their issue and delivery to the Placement Agent, any original issue taxes in connection therewith, all transfer taxes, if any, incident to the initial sale of the Securities, the fees and expenses of the Company's counsel and accountants, the cost of reproduction and furnishing to the Placement Agent copies of the Offering Documents as herein provided; provided, however, that the Company shall not be responsible for the direct payment of fees and costs incurred by Placement Agent, including attorney's fees of or any costs incurred by the Placement Agent's counsel.

     6.3 As a condition precedent to any Closing, the Company will deliver to the Placement Agent a true and correct copy of all documents requested by Placement Agent included in Placement Agent's due diligence request, including but not limited to the Certificate of Incorporation of the Company, and all amendments and certificates of designation of preferences of preferred stock, certified by the Secretary of State of the State of Delaware.

     6.4 Prior to any Closing Date, the Company will cooperate with the Placement Agent in such investigation as it may make or cause to be made of all of the properties, business and operations of the Company in connection with the Offering of the Securities. The Company will make available to it in connection therewith such information in its possession as the Placement Agent may reasonably request and will make available to the Placement Agent such persons as the Placement Agent shall deem reasonably necessary and appropriate in order to verify or substantiate any such information so supplied.

     6.5 The Company shall be responsible for making any and all filings required by the Blue Sky authorities of the State of Delaware and filings required by the laws of the jurisdictions in which the Subscribers who are accepted for purchase of Private Equity Line Agreement are located, if any.

     7. NON-CIRCUMVENTION & CONFIDENTIALITY OF PROPRIETARY PLACEMENT AGENT INFORMATION.

     7.1. Non-Circumvention. The investors who participate in the Offering and the other investors who are listed on the schedule attached hereto as Exhibit B shall be considered, for purposes of this Agreement, the Placement Agent's proprietary clients. The Company on behalf of itself, its parent or its subsidiaries (collectively hereinafter referred to as "Company") agree not to circumvent, directly or indirectly, Placement Agent's relationship with these investors, their parents or any of the investors' subsidiaries or affiliates (collectively hereinafter referred to as "Investors") and Company will not directly or indirectly contact or negotiate with any of these Investors regarding an investment in the Company, or any other company, and will not enter into any agreement or transaction with Investors, or disclose the names of Investors, except as such disclosure may be required by any law, rule, regulation, regulatory body, court or administrative agency, for a period of time beginning on the date hereof and ending on the date that is three (3) years after the date of the Private Equity Line Commitment Closing without the prior written approval of Placement Agent; provided, however, that notwithstanding the above, nothing contained in this Agreement shall prevent Company from, directly or indirectly, contacting or negotiating with the Investors in satisfaction of Company's obligations under the Private Equity Line Agreements entered into in connection herewith. In the event that the Company, with Swartz's advance written permission, accepts an investment (a "Subsequent Investment") from an Investor or Investors (other than in a public offering) in a placement being arranged without an agent or through an agent other than the Placement Agent, during the period beginning on the date hereof and terminating on the third
(3rd) anniversary of the date of the Private Equity Line Commitment Closing, the Company agrees to pay to the Placement Agent a cash fee equal to five percent (5%) of all amounts invested by any such Investor or Investors. In the event that the Company accepts a Subsequent Investment without Swartz's advance written permission, the Company agrees to pay to the Placement Agent a cash fee equal to ten percent (10%) of all amounts invested by any such Investor or Investors.

     7.2 Specific Performance and Attorneys Fees. The Company acknowledges and agrees that, if it breaches its obligations under Section 7.1, damages at law will be an insufficient remedy to Placement Agent and that Placement Agent would suffer irreparable damage as a result of such violation. Accordingly, it is agreed that Placement Agent shall be entitled, upon application to a court of competent jurisdiction, to obtain injunctive relief against the breaching party to enforce the provisions of such sections, which injunctive relief shall be in addition to any other rights or remedies available to Placement Agent. The Company agrees to pay to Placement Agent (severally and not jointly) all costs and expenses incurred by Placement Agent relating to the enforcement of the terms of Section 7.1 hereof due to its own actions, whether by injunction, a suit for damages or both, including reasonable fees and disbursements of counsel (both at trial and in appellate proceedings).

     8. INDEMNIFICATION.

     8.1 The Company agrees to indemnify and hold harmless the Placement Agent, each person who controls the Placement Agent within the meaning of Section 15 of the Act and the Placement Agent's employees, accountants, attorneys and agents (the "Placement Agent's Indemnitees") against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act or the `34 Act or any other statute or at common law and for any reasonable legal or other expenses (including the costs of any investigation and preparation) incurred by them in connection with any litigation, whether or not resulting in any liability, but only insofar as such losses, claims, damages, liabilities and litigation arise out of or are based upon (i) the Company's breach of its obligations under the Private Equity Line Agreement to deliver shares of Common Stock to a Subscriber upon submission by Subscriber of the required documentation, or (ii) any untrue statement of material fact contained in the Offering Documents or any amendment or supplement thereto or any application or other document filed in any state or jurisdiction in order to qualify the Securities under the Blue Sky or securities laws thereof, or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, under the circumstances under which they were made, not misleading, all as of the date of the Offering Documents or of such amendment as the case may be, or (iii) any breach of any representation, warranty or covenant made by the Company in this Agreement; provided, however, that the indemnity agreement contained in this Section 8.1 shall not apply to amounts paid in settlement of any such litigation, if such settlements are made without the consent of the Company (but no such settlement may be made without the Company's prior written consent, which consent shall not be unreasonably withheld), nor shall it apply to the Placement Agent's Indemnitees in respect to any such losses, claims, damages or liabilities arising out of or based upon any such untrue statement or alleged untrue statement or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished in writing to the Company by the Placement Agent specifically for use in connection with the preparation of the Offering Documents or any such amendment or supplement thereto or any application or other document filed in any state or jurisdiction in order to qualify the Securities under the Blue Sky or securities law thereof. This indemnity agreement is in addition to any other liability which the Company may otherwise have to the Placement Agent's Indemnitees. The Placement Agent's Indemnitees agree, within ten (10) days after the receipt by them of written notice of the commencement of any action against them in respect to which indemnity may be sought from the Company under this Section 8.1, to notify the Company in writing of the commencement of such action; provided, however, that the failure of the Placement Agent's Indemnitees to notify the Company of any such action shall not relieve the Company from any liability which it may have to the Placement Agent's Indemnitees on account of the indemnity agreement contained in this
Section 8.1, except with respect to any failure which irreparably prejudices the Company or causes an event of adjudication materially adverse to the Company. The Company shall not be relieved from any other liability which it may have to the Placement Agent's Indemnitees, and if the Placement Agent's Indemnitees shall notify the Company of the commencement thereof, the Company shall be entitled to participate in (and, to the extent that the Company shall wish, to direct) the defense thereof at its own expense, but such defense shall be conducted by counsel of recognized standing and reasonably satisfactory to the Placement Agent's Indemnitees, defendant or defendants, in such litigation. The Company agrees to notify the Placement Agent's Indemnitees promptly of the commencement of any litigation or proceedings against the Company or any of the Company's officers or directors of which the Company may be advised in connection with the issue and sale of any of the Securities and to furnish to the Placement Agent's Indemnitees, at their request, copies of all pleadings therein and to permit the Placement Agent's Indemnitees to be observers therein and apprise the Placement Agent's Indemnitees of all developments therein, all at the Company's expense.

     9. LIQUIDATED DAMAGES. Company and Placement Agent both acknowledge that it would be extremely impractical and difficult to ascertain the actual damages to be suffered by Company if Placement Agent is found by an arbitrator or a court of competent jurisdiction to have breached any of the representations, warranties and covenants contained in Section 13 of this instrument. Accordingly, should a breach of the representations of Section 13 be proven and Placement Agent found liable for said breach, Company and Placement Agent hereby agree that the damages shall be fixed at no more than $100,000, inclusive of all attorney's fees and cost of court. This provision is not to be construed as a penalty, but as full liquidated damages under Georgia law.

     10. EFFECTIVENESS OF AGREEMENT. This Agreement shall become effective (i) at 9:00 A.M., Atlanta, Georgia time, on the date hereof or (ii) upon release by the Placement Agent of the Private Equity Line Agreement for offering after the date hereof, whichever occurs first. The Placement Agent agrees to notify the Company immediately after the Placement Agent shall have taken any action by such release or otherwise wherein this Agreement shall have become effective.

     11. CONDITIONS OF THE PLACEMENT AGENT'S OBLIGATIONS. The Placement Agent's obligations to act as agent of the Company hereunder and to find purchasers for the Private Equity Line Agreement shall be subject to the accuracy, as of any Closing Date, of the representations and warranties on the part of the Company herein contained, to the fulfillment of or compliance by the Company with all covenants and conditions hereof, and to the following additional conditions:

     11.1 Counsel to the Placement Agent shall not have objected in writing or shall not have failed to give his consent to the Offering Documents (which objection or failure to give consent shall not have been done unreasonably).

     11.2 The Placement Agent shall not have disclosed to the Company that the Offering Documents, or any amendment thereof or supplement thereto, contains an untrue statement of fact, which, in the opinion of counsel to the Placement Agent, is material, or omits to state a fact, which, in the opinion of such counsel, is material and is required to be stated therein, or is necessary to make the statements therein, under the circumstances in which they were made, not misleading.

     11.3 Between the date hereof and any Closing Date, the Company shall not have sustained any loss on account of fire, explosion, flood, accident, calamity or any other cause of such character as would materially adversely affect its business or property considered as an entire entity, whether or not such loss is covered by insurance.

     11.4 Except as set forth in the Disclosure Documents to the Private Equity Line Agreement, during the time period between the date hereof and any Closing Date, there shall be no litigation instituted or threatened against the Company, and there shall be no proceeding instituted or threatened against the Company before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would materially adversely affect the business, franchises, license, permits, operations or financial condition or income of the Company considered as an entity.

     11.5 Except as contemplated herein or as set forth in the Offering Documents, during the period subsequent to the most recent financial statements contained in the Offering Documents, if any, and prior to any Closing Date, the Company (i) shall have conducted its business in all material respects in the usual and ordinary manner as the same is being conducted as of the date hereof and (ii) except in the ordinary course of business, the Company shall not have incurred any liabilities or obligations (direct or contingent) or disposed of any assets, or entered into any material transaction or suffered or experienced any substantially adverse change in its condition, financial or otherwise. At any Closing Date, the equity account of the Company shall be substantially the same as reflected in the most recent balance sheet contained in the Offering Documents except for reductions for matters discussed in the Private Equity Line Agreement and without considering the proceeds from the sale of the Securities other than as may be set forth in the Offering Documents.

     11.6 The authorization of the Securities by the Company and all proceedings and other legal matters incident thereto and to this Agreement shall be reasonably satisfactory in all material respects to counsel to the Placement Agent, who shall have furnished the Placement Agent on any Closing Date with such favorable opinion with respect to the sufficiency of all corporate proceedings and other legal matters relating to this Agreement as the Placement Agent may reasonably require, and the Company shall have furnished such counsel such documents as he may have requested to enable him to pass upon the matters referred to in this subparagraph.

     11.7 The Company shall have furnished to the Placement Agent the opinion, dated on any Closing Date, addressed to the Placement Agent, from counsel to the Company, as required by the Private Equity Line Agreement in substantially the form attached to the Private Equity Line Agreement as Exhibit D.

     11.8 The Company shall have furnished to the Placement Agent a due diligence back up certificate signed by the Chief Executive Officer and the Chief Financial Officer of the Company (a copy of which is attached hereto as Exhibit C), dated as of any Closing Date, to the effect that:

     (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects at and as of any Closing Date (other than representations and warranties which by their terms are specifically limited to a date other than any such Closing Date), and the Company has complied with all the agreements and has satisfied all the conditions on its part to be performed or satisfied at or prior to any Closing Date;

     (ii) the Company has carefully examined the Offering Documents, and any amendments and supplements thereto, and, to the best of its knowledge, all statements contained in the Offering Documents, and any amendments and supplements thereto, are true and correct, and neither the Offering Documents, nor any amendment or supplement thereto, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein under the circumstances in which they were made not misleading, and since the date hereof, there has occurred no event required to be set forth in an amended or supplemented Offering Documents, which has not been set forth; except as set forth in the Offering Documents, since the respective dates as of which the periods for which the information is given in the Offering Documents and prior to the date of such certificate, (a) there has not been any material adverse change, financial and otherwise, in the affairs of condition of the Company, and (b) except as disclosed in the Offering Documents, the Company has not incurred any material liabilities, direct or contingent, or entered into any material transactions, otherwise than in the ordinary course of business; and

     (iii) the Company has provided true and correct copies of all documents in its possession or which it could obtain that were requested by Placement Agent pursuant to any due diligence inquiry.

     12 TERMINATION.

     12.1 This Agreement may be terminated by the Placement Agent by notice to the Company in the event that the Company shall have failed or been unable to comply with any of the material terms, conditions or provisions of this Agreement on the part of the Company to be performed, complied or with fulfilled within the respective times, if any, herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Placement Agent in writing. However, if any material breach by Company can be cured within ten (10) business days, Placement Agent shall provide Company such reasonable period to cure.

     12.2 This Agreement may be terminated by the Company by notice to the Placement Agent in the event that the Placement Agent shall have failed or been unable to comply with any of the terms, conditions or provisions of this Agreement on the part of the Placement Agent to be performed, complied with or fulfilled within the respective times, if any, herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Company in writing. However, if any material breach by Placement Agent can be cured within ten (10) business days, Company shall provide Placement Agent such ten (10) business days to cure.

     12.3 This Agreement may be terminated by the Placement Agent by notice to the Company at any time, if, in the reasonable, good faith judgment of the Placement Agent, payment for and delivery of the Securities is rendered impracticable or inadvisable because: (i) additional material governmental restrictions not in force and effect on the date hereof shall have been imposed upon trading in securities generally; (ii) a war or other national calamity shall have occurred; or (iii) the condition of the market (either generally or with reference to the sale of the Securities to be offered hereby) or the condition of any matter affecting the Company or any other circumstance is such that it would be undesirable, impracticable or inadvisable, in the judgment of the Placement Agent, to proceed with this Agreement or with the Offering.

     12.4 Any termination of this Agreement pursuant to this Section 12 shall be without liability of any character (including, but not limited to, loss of anticipated profits or consequential damages) on the part of any party thereto, except that the Company shall remain obligated to pay the costs and expenses provided to be paid by it specified in Sections 3 and 5; and the Company and the Placement Agent shall be obligated to pay, respectively, all losses, claims, damages or liabilities, joint or several, under Section 8.1 in the case of the Company and Section 8.2 in the case of the Placement Agent.

     13. PLACEMENT AGENT'S REPRESENTATIONS, WARRANTIES AND COVENANTS.

The Placement Agent represents and warrants to and agrees with the Company that:

     13.1 The Placement Agent is a limited liability company duly organized and existing under the laws of the state of Georgia. The Placement Agent is an OSJ branch office of Dunwoody Brokerage Services, Inc., a licensed NASD broker-dealer, and a member of SIPC.

     13.2 There is not now pending or threatened or to the Placement Agent's knowledge, contemplated against the Placement Agent any action or proceeding of which the Placement Agent has been advised, either in any court of competent jurisdiction, before the Commission or before any state securities commission or the NASD, concerning the Placement Agent's activities which would impair the ability of the Placement Agent to conduct the Offering as contemplated by this Agreement.

     13.3 In the event any action or proceeding of the type referred to in
Section 13.2 above shall be instituted or threatened against the Placement Agent at any time prior to any Closing Date or, in the event there shall be filed by or against the Placement Agent in any court, pursuant to any federal, state, local or municipal statute, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of its assets or if the Placement Agent makes an assignment for the benefit of creditors, the Company shall have the right, on three (3) days' written notice to the Placement Agent, to terminate this Agreement without any liability to the Placement Agent of any kind, except for the payment of all expenses provided herein.

     13.4 Placement Agent understands and acknowledges that prior to issuance, the Private Equity Line Agreement is not being registered under the Act, and that the Offering is to be conducted pursuant to Regulation D under the Securities Act of 1933, as amended, (the "Act"). Accordingly, in conducting its activities under this Agreement:

     (a) Placement Agent has not offered or sold and will not offer or sell the Private Equity Line Agreement to any investor which Placement Agent does not have reasonable grounds to believe, or does not believe, is an "Accredited Investor," within the meaning of Regulation D under the Act.

     (b) Placement Agent has not, nor has any person or entity acting on its behalf, conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the Private Equity Line Agreement.

     (c) Placement Agent will not solicit or accept the subscription of any person unless immediately before accepting such subscription Placement Agent has reasonable grounds to believe and does believe that (i) such person is an Accredited Investor and (ii) all representations made and information furnished by such person in the Private Equity Line Agreement and related documents are true and correct in all material respects.

     (d) Placement Agent will not solicit any purchasers of the Private Equity Line Agreement unless the Offering Documents are furnished to such prospective purchaser.

     (e) Upon notice from the Company that the Offering Documents are required to be amended or supplemented, Placement Agent will immediately cease use of the Offering Documents until Placement Agent has received such amendment or supplement and thereafter will make use of the Offering Documents only as so amended or supplemented, and Placement Agent will deliver a copy of such amendment or supplement to each prospective investor to whom a copy of the Offering Documents had previously been delivered (and who has not returned such copy).

     (f) Placement Agent will use its best efforts to conduct the offering of the Private Equity Line Agreement in a manner that will allow the availability of the private offering exemption from federal securities regulation provided by Regulation D promulgated under the Securities Act of 1933, as amended.

     (g) Placement Agent will notify the Company in writing promptly when any event shall have occurred during the Offering Period as a result of which any representation or warranty of the Placement Agent herein would not be true.

     13.5 Neither the Placement Agent nor any of its Affiliates will take any action which will impair the effectiveness of the transactions contemplated by this Agreement.

     13.6 All corporate actions by Placement Agent required for the execution, delivery and performance of this Agreement have been taken. The execution and delivery of this Agreement by the Placement Agent, the observance and performance thereof, and the consummation of the transactions contemplated herein or in the Offering Documents do not and will not constitute a material breach of, or a material default under, any instrument or agreement by which the Placement Agent is bound, and does not and will not, to the best of the Placement Agent's knowledge, contravene any existing law, decree or order applicable to it. This Agreement constitutes a valid and binding agreement of Placement Agent, enforceable in accordance with its terms.

     13.7 Placement Agent understands that the Company is relying upon Placement Agent's representations and warranties in connection with the Offering and the sale of the Private Equity Line Agreement contemplated by this Agreement.

     13.8 Placement Agent's representations and warranties under this Section 13 shall be true and correct as of any Closing, and shall survive such Closing.

     13.9 Upon closing of the Offering and with the Company's prior written approval for each such service to be provided, Placement Agent agrees to provide the following services (the "PLUS Package Aftermarket Services") for a period of one
(1) year following the date hereof (service may be provided for periods following one (1) year subject to subsequent agreement between Company and Placement Agent); provided, however, that Placement Agent, in its discretion, may discontinue providing the PLUS Package Aftermarket Services if there is a material adverse change to the Company's fundamentals or business prospects after the date hereof.

1)       Analyst Coverage and Reporting.

         Placement Agent's analyst will prepare a full-scale research report ("Analyst Report") on the Company which is expected to include the following:

         -    Company's Technology
         -    Company's Target Market
         -    Industry overview
         -    Business plan & strategy
         -    Competitors
         -    Current contracts
         -    3rd Party Partners
         -    Company Management and Board

         The Analyst Report will be prepared following the Offering and will be updated at least quarterly thereafter.

2)       Identification of Target Institutions to Distribute Analyst Coverage.

         Placement Agent will identify a minimum of twenty five (25) institutional buy-side equity investors (together with the private equity investors in the Offering, referred to as the "Target Affinity Group") which have orientation toward the Company's specific industry and/or small capitalization equity securities. Placement Agent will contact the institutional investment manager of each member of the Target Affinity Group and use its best efforts to get each to agree to participate in the "PLUS" program. Placement Agent will thereafter distribute its Analyst Report to the participating Target Affinity Group, including all Analyst Report updates.

3)       Quarterly Institutional Conference Calls.

         Placement Agent will arrange and conduct Quarterly (post earnings) conference calls between the Target Affinity Group and the Company regarding the Company's progress and future prospects. Placement Agent will bear the telephone expense of such conference calls.

4)       Annual Investor Conference.

         Placement Agent will arrange and conduct a New York based investor conference to highlight the Company to the Target Affinity Group and other institutional equity investors who have interest in attending the Company presentation. The investor conference will be arranged by Placement Agent approximately twelve (12) months after the Offering. Placement Agent will make all arrangements, organize the event, contact and make invitations to targeted participants and provide support personnel at the event. The Company will be responsible for the expenses of all accommodations and conference facilities as well as travel and lodging expenses for Company during conference.

5)       Competitive/Industry Tracking and Alert Service.

         Placement Agent will identify Company's top three publicly traded competitors and will use reasonable efforts to provide timely "Fax Alerts" to a person designated by Company highlighting significant announcements by competition and of significant industry related news.

6)       "PLUS - ONLINE"  Services.

         (i) Internet Site. Placement Agent will provide an internet based on-line system which will provide access to the Target Affinity Group and others designated by the Company (as agreed between Placement Agent and Company) of the following Company related information:

         - Company overview/slideshow presentation
         - A full motion video of the Company's overview
         - Placement Agent Analyst Report coverage including quarterly updates
         - A chronological archive of the Company's press releases
         - Video/voice Archive of Company's quarterly earnings conference call presentations
         - A full motion video "Virtual Roadshow" or "Factory Tour" - 10Q and 10K documents

         Placement Agent will bear expense of the on-line internet system and uploading/maintenance of all textual and static graphics materials. Company will bear the expense and determine the extent of the full-motion video based presentation material to be included in the on-line presentations.

         (ii) E-mail Connectivity. The on-line internet system will include electronic mail functions between Company management, Placement Agent personnel and the participating "PLUS" Program members.

     14. COMPANY ACKNOWLEDGMENTS.

     14.1 Company understands and acknowledges that each of the Investors, in their sole discretion, may elect to hold the Securities for various periods of time, as provided in the Offering Documents, and the Company further acknowledges that Placement Agent makes no representations or warranties as to how long the Securities will be held by each Investor or the Investors' trading history or investment strategies.

     14.2 The number of Additional Shares, as defined in the Registration Rights Agreement, that the Company may be obligated to issue may increase substantially in certain circumstances, including the circumstance in which the trading price of the Common Stock declines. The Company's executive officers and directors have studied and fully understand the nature of this Agreement and the Securities being sold hereunder and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded in its good faith business judgment that such issuance is in the best interests of the Company.

     14.3 Company understands that there is no assurance as to how the market and/or market makers will respond to the private placement structure.

     14.4 Company acknowledges that Placement Agent has not made (either directly or through any agent or representative) any representations, warranties or covenants contrary to sections 14.1 through 14.3 and that Placement Agent has disclosed the risks inherent in the structure of the Offering including, without limitation, risks associated with the activities contemplated in sections 14.1 through 14.3.

     14.5 Company acknowledges that due to the possible issuance of Additional Shares pursuant to the Registration Rights Agreement, an issuance of more than twenty percent (20%) of the outstanding Common Stock of Company could occur.

     14.6 Company acknowledges that this Offering will not be deemed to be integrated with any prior placement of securities by the Company under Rule 502 of the Securities Act of 1933 or other applicable law.

     15. NOTICES. Except as otherwise expressly provided in this Agreement:

     15.1 Whenever notice is required by the provisions of this Agreement to be given to the Company, such notice shall be in writing, addressed to the Company, at:

                  IF TO COMPANY:    Attn:   Dennis W. Healey
                                            Viragen, Inc.
                                            865 SW 78th Avenue, Suite 100
                                            Plantation, FL  33324
                                            Telephone:  (954) 233-8746
                                            Facsimile:  (954) 233-1416
                  WITH A COPY TO:   Attn:   James M. Schneider, Esq.

                                            Atlas, Pearlman, Trop & Borkson, PA
                                            New River Center, Suite 1900
                                            200 East Las Olas Blvd.
                                            Ft. Lauderdale, FL  33301
                                            Telephone: (954) 763-1200
                                            Facsimile: (954) 523-1952

     15.2 Whenever notice is required by the provisions of this Agreement to be given to the Placement Agent, such notice shall be given in writing, addressed to the Placement Agent, at:

         IF TO THE PLACEMENT AGENT: Attn:   Eric Swartz, President
                                            Swartz Investments, LLC
                                            1080 Holcomb Bridge Road
                                            200 Roswell Summit, Suite 285
                                            Roswell, Georgia  30076
                                            Telephone: (770) 640-8130
                                            Facsimile:  (770) 640-7150

                  WITH A COPY TO:   Attn:   Robert L. Hopkins, President
                                            Dunwoody Brokerage Services, Inc.
                                            8309 Dunwoody Place
                                            Atlanta, Georgia  30350
                                            Telephone:  (770) 640-0011
                                            Facsimile:  (770) 993-1324


     16. MISCELLANEOUS.

     16.1 Benefit. This Agreement is made solely for the benefit of the Placement Agent and the Company, their respective officers and directors and any controlling person referred to in Section 15 of the Act and their respective successors and assigns, and no other person may acquire or have any right under or by virtue of this Agreement, including, without limitation, the holders of any Securities. The term "successor" or the term "successors and assigns" as used in this Agreement shall not include any purchasers, as such, of any of the Securities.

     16.2 Survival. The respective indemnities, agreements, representations, warranties, covenants and other statements of the Company and the Placement Agent, or the officers, directors or controlling persons of the Company and the Placement Agent as set forth in or made pursuant to this Agreement and the indemnity agreements of the Company and the Placement Agent shall survive and remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company or the Placement Agent or any such officer, director or controlling person of the Company or of the Placement Agent; (ii) delivery of or payment for the Securities; or (iii) any Closing Date, and any successor of the Company or the Placement Agent or any controlling person, officer or director thereof, as the case may be, shall be entitled to the benefits hereof.

     16.3 Governing Law, Jurisdiction and Arbitration. The validity, interpretation and construction of this Agreement and of each party hereof will be governed by the Laws of the State of Delaware. Any controversy or claim arising out of or related to this Agreement or the breach thereof, shall be settled by binding arbitration in Wilmington, Delaware in accordance with the Expedited Procedures (Rules 53-57) of the Commercial Arbitration Rules of the American Arbitration Association (AAA). A proceeding shall be commenced upon written demand by Company or any Holder to the other. The arbitrator(s) shall enter a judgment by default against any party which fails or refuses to appear in any properly noticed arbitration proceeding. The proceeding shall be conducted by one (1) arbitrator, unless the amount alleged to be in dispute exceeds two hundred fifty thousand dollars ($250,000), in which case three (3) arbitrators shall preside. The arbitrator(s) will be chosen by the parties from a list provided by the AAA, and if they are unable to agree within ten (10) days, the AAA shall select the arbitrator(s). The arbitrators must be experts in securities law and financial transactions. The arbitrators shall assess costs and expenses of the arbitration, including all attorneys' and experts' fees, as the arbitrators believe is appropriate in light of the merits of parties' respective positions in the issues in dispute. The award of the arbitrator(s) shall be final and binding upon the parties and may be enforced in any court having jurisdiction. The arbitration shall be held in such place as set by the arbitrator(s) in accordance with Rule 55.

     16.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which may be deemed an original and all of which together will constitute one and the same instrument.

     16.5 Confidential Information. All confidential financial or business information (except publicly available or freely usable material otherwise obtained from another source) respecting either party will be used solely by the other party in connection with the within transactions, be revealed only to employees or contractors of such other party who are necessary to the conduct of such transactions, and be otherwise held in strict confidence.

     16.6 Public Announcements. Neither party hereto will issue any public announcement concerning the within transactions without the review and comment of the other party. The Placement Agent shall have the right to review and comment upon any press release issued by the Company in connection with the Offering.

     16.7 [Intentionally Left Blank].

     16.8 Recitals. The recitals to this Agreement are a material part hereof, and each recital is incorporated into this Agreement by reference and made a part of this Agreement.

     16.9 Capitalized Terms. Unless otherwise specified, capitalized terms used herein shall have the meaning given to them in the Private Equity Line Agreement.






                           [INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have duly caused this Placement Agent Agreement to be executed as of the day and year first above written.


                                            "THE COMPANY"
                                            VIRAGEN, INC.



                                            By:  _______________________________
                                                 Dennis W. Healey, Exec. VP/CFO


                                            "THE PLACEMENT AGENT"
                                            SWARTZ INVESTMENTS, LLC
                                            d/b/a SWARTZ INSTITUTIONAL FINANCE


                                            By:  _______________________________
                                                 Eric S. Swartz, President

                                                           Exhibit (10)(LXII).05

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. HOLDERS MUST RELY ON THEIR OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH UNDER THAT CERTAIN REGULATION D COMMON STOCK EQUITY LINE SUBSCRIPTION AGREEMENT BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT J.


Warrant to Purchase
  "N"   shares
------

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIRAGEN, INC.

     THIS CERTIFIES that Swartz Investments LLC d/b/a Swartz Institutional Finance or any subsequent holder hereof ("Holder"), has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), up to "N" fully paid and nonassessable shares, wherein "N" is defined in Section 3.5 of that certain Placement Agent Agreement by and between the Company and Holder of even date herewith, of the Company's common stock, $.01 par value per share ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (defined below) and ending at 5:00 p.m., New York, New York time, on _____________ ___, 20__ (the "Exercise Period"). Within ten (10) days of the date of any Six Month Anniversary, as defined in the Subscription Agreement, the Company shall provide written confirmation to the Holder of the number of shares of Common Stock, as adjusted if applicable, which the Holder has the right to purchase hereunder.

     Holder agrees with the Company that this Warrant to Purchase Common Stock of Viragen, Inc. (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

     1. Date of Issuance.

     This Warrant shall be deemed to be issued on _____________ ___, 19__ ("Date of Issuance").

     2. Exercise.

     (a) Manner of Exercise. During the Exercise Period, this Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby (the "Warrant Shares") upon surrender of this Warrant, with the Exercise Form attached hereto as Exhibit A (the "Exercise Form") duly completed and executed, together with the full Exercise Price (as defined below) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Attention: Dennis
W. Healey, Executive VP/CFO, 865 SW 78th Avenue, Suite 100, Plantation, FL 33324, Telephone No. (954) 233-8746, Telecopy No. (954) 233-1416, or at such other office or agency as the Company may designate in writing, by overnight mail, with an advance copy of the Exercise Form sent to the Company and its Transfer Agent by facsimile (such surrender and payment of the Exercise Price hereinafter called the "Exercise of this Warrant").

     (b) Date of Exercise. The "Date of Exercise" of the Warrant shall be defined as the date that the advance copy of the completed and executed Exercise Form is sent by facsimile to the Company, provided that the original Warrant and Exercise Form are received by the Company as soon as practicable thereafter. Alternatively, the Date of Exercise shall be defined as the date the original Exercise Form is received by the Company, if Holder has not sent advance notice by facsimile.

     (c) Cancellation of Warrant. This Warrant shall be canceled upon the Exercise of this Warrant, and, as soon as practical after the Date of Exercise, Holder shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise of this Warrant, and if this Warrant is not exercised in full, Holder shall be entitled to receive a new Warrant (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock.

     (d) Holder of Record. Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to be the Holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of the Common Stock purchased upon the Exercise of this Warrant. Nothing in this Warrant shall be construed as conferring upon Holder any rights as a stockholder of the Company.

     (e) Limitation on Exercise. Notwithstanding anything to the contrary contained herein, this Warrant may not be exercised by the Warrant Holder to the extent that, after giving effect to Warrant Shares to be issued pursuant to an Exercise Form, the total number of shares of Common Stock deemed beneficially owned by such Holder (other than by virtue of ownership of this Warrant, or ownership of other securities that have limitations on the Holder's rights to convert or exercise similar to the limitations set forth herein), together with all shares of Common Stock deemed beneficially owned by the Holder's "affiliates" (as defined in Rule 144 of the Securities Act) that would be aggregated for purposes of determining whether a group under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") exists, would exceed 9.9%; provided that (w) each Warrant Holder shall have the right at any time and from time to time to reduce such percentage from 9.9% immediately upon notice to the Company or in the event of a Change in Control Transaction, as defined below, (x) each Warrant Holder shall have the right at any time and from time to time to increase such percentage from 9.9% or otherwise waive in whole or in part the restrictions of this Section 2(e) upon 61 days' prior notice to the Company or immediately in the event of a Change in Control Transaction, (y) each Warrant Holder can make subsequent adjustments pursuant to
(w) or (x) any number of times from time to time (which adjustment shall be effective immediately if it results in a decrease in the percentage or shall be effective upon 61 days' prior written notice or immediately in the event of a Change in Control Transaction if it results in an increase in percentage) and
(z) each Warrant Holder may eliminate or reinstate this limitation at any time and from time to time (which elimination will be effective upon 61 days' prior notice and which reinstatement will be effective immediately). Without limiting the foregoing, in the event of a Change in Control Transaction, any holder may reinstate immediately (in whole or in part) the requirement that any increase in the percentage be subject to 61 days' prior written notice, notwithstanding such Change in Control Transaction, without imposing such requirement on, or otherwise changing such Holder's rights with respect to, any other Change in Control Transaction. For this purpose, any material modification of the terms of a Change in Control Transaction will be deemed to create a new Change in Control Transaction. A "Change in Control Transaction" will be deemed to have occurred upon the earlier of the announcement or consummation of a transaction or series of transactions involving (x) any consolidation or merger of the Company with or into any other corporation or other entity or person (whether or not the Company is the surviving corporation), or any other corporate reorganization or transaction or series of related transactions in which in excess of 50% of the Company's voting power is transferred through a merger, consolidation, tender offer or similar transaction, or (y) in excess of 50% of the Corporation's Board of Directors consists of directors not nominated by the prior Board of Directors of the Company, or (z) any person (as defined in Section 13(d) of the Exchange Act), together with its affiliates and associates (as such terms are defined in Rule 405 under the Act), beneficially owns or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act without regard to the 60-day exercise period) in excess of 50% of the Company's voting power. The delivery of an Exercise Form by the Warrant Holder shall be deemed a representation by such Holder that it is in compliance with this paragraph. Notwithstanding anything in this subsection (e), the exercise of this Warrant may only be deferred until ____________ ___, 20__.

     3. Payment of Warrant Exercise Price.

     The Exercise Price ("Exercise Price") shall equal $_________.

     Payment of the Exercise Price may be made by either of the following, or a combination thereof, at the election of Holder:

     (i) Cash Exercise: cash, bank or cashiers check or wire transfer; or

     (ii) Cashless Exercise: subject to the last sentence of this Section 3, surrender of this Warrant at the principal office of the Company together with notice of cashless election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                                X = Y (A-B)/A

where:   X = the number of shares of Common Stock to be issued to Holder.

         Y = the number of shares of Common Stock for which this Warrant is being exercised.

                  A = the Market Price of one (1) share of Common Stock (for purposes of this Section 3(ii), the "Market Price" shall be defined as the average Closing Bid Price of the Common Stock for the five (5) trading days prior to the Date of Exercise of this Warrant (the "Average Closing Price"), as reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq") Small Cap Market, or if the Common Stock is not traded on the Nasdaq Small Cap Market, the Average Closing Price in any other over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Market Price shall be the Average Closing Price on such exchange for the five (5) trading days prior to the date of exercise of the Warrants. If the Common Stock is/was not traded during the five (5) trading days prior to the Date of Exercise, then the closing price for the last publicly traded day shall be deemed to be the closing price for any and all (if applicable) days during such five (5) trading day period.

                  B = the Exercise Price.

For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have commenced on the date this Warrant was issued.

     For purposes hereof, the term "Closing Bid Price" shall mean the closing bid price on the National Market System ("NMS"), the New York Stock Exchange, the Nasdaq Small Cap Market, or the OTC Bulletin Board, or if no longer traded on the NMS, the New York Stock Exchange, the Nasdaq Small Cap Market, or the OTC Bulletin Board, the "Closing Bid Price" shall equal the closing price on the principal national securities exchange or the over-the-counter system on which the Common Stock is so traded and, if not available, the mean of the high and low prices on the principal national securities exchange or the National Securities Exchange on which the Common Stock is so traded.


     4. Transfer and Registration.

     (a) Transfer Rights. Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Warrant properly completed and endorsed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and Holder shall be entitled to receive a new Warrant as to the portion hereof retained.

     (b) Registrable Securities. The Common Stock issuable upon the exercise of this Warrant constitutes "Registrable Securities" under that certain Registration Rights Agreement dated on or about September ___, 1998 between the Company and certain investors and, accordingly, has the benefit of the registration rights pursuant to that agreement.

     5. Anti-Dilution Adjustments.

     (a) Stock Dividend. If the Company shall at any time declare a dividend payable in shares of Common Stock, then Holder, upon Exercise of this Warrant after the record date for the determination of holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon Exercise of this Warrant, in addition to the number of shares of Common Stock as to which this Warrant is exercised, such additional shares of Common Stock as such Holder would have received had this Warrant been exercised immediately prior to such record date and the Exercise Price will be proportionately adjusted.

     (b) Recapitalization or Reclassification. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of

Common Stock which Holder shall be entitled to purchase upon Exercise of this Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction, and the Exercise Price shall be, in the case of an increase in the number of shares, proportionally decreased and, in the case of decrease in the number of shares, proportionally increased. The Company shall give Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 5(b).

     (c) Distributions. If the Company shall at any time distribute for no consideration to holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or preceding years) then, in any such case, Holder shall be entitled to receive, upon Exercise of this Warrant, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets which Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date") or, in lieu thereof, if the Board of Directors of the Company should so determine at the time of such distribution, a reduced Exercise Price determined by multiplying the Exercise Price on the Determination Date by a fraction, the numerator of which is the result of such Exercise Price reduced by the value of such distribution applicable to one share of Common Stock (such value to be determined by the Board of Directors of the Company in its discretion) and the denominator of which is such Exercise Price.

     (d) Notice of Consolidation or Merger. In the event of a merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or there is a sale of all or substantially all the Company's assets (a "Corporate Change"), then this Warrant shall be exerciseable into such class and type of securities or other assets as Holder would have received had Holder exercised this Warrant immediately prior to such Corporate Change; provided, however, that Company may not affect any Corporate Change unless it first shall have given thirty (30) days notice to Holder hereof of any Corporate Change.

     (e) Exercise Price Adjusted. As used in this Warrant, the term "Exercise Price" shall mean the purchase price per share specified in Section 3 of this Warrant, until the occurrence of an event stated in subsection (a), (b) or (c) of this Section 5, and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of said subsection. No such adjustment under this Section 5 shall be made unless such adjustment would change the Exercise Price at the time by $.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $.01 or more. No adjustment made pursuant to any provision of this Section 5 shall have the net effect of increasing the Exercise Price. The number of shares of Common Stock subject hereto shall increase proportionately with each decrease in the Exercise Price.

     (f) Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 5, Holder shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

     6. Fractional Interests.

     No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, Holder may purchase only a whole number of shares of Common Stock. If, on Exercise of this Warrant, Holder would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall be the next higher number of shares.

     7. Reservation of Shares.

     The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for the Exercise of this Warrant and payment of the Exercise Price. The Company covenants and agrees that upon the Exercise of this Warrant, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

     8. Restrictions on Transfer.

     (a) Registration or Exemption Required. This Warrant has been issued in a transaction exempt from the registration requirements of the Act by virtue of Regulation D and exempt from state registration under applicable state laws. The Warrant and the Common Stock issuable upon the Exercise of this Warrant may not be pledged, transferred, sold or assigned except pursuant to an effective registration statement or an exemption to the registration requirements of the Act and applicable state laws.

     (b) Assignment. If Holder can provide the Company with reasonably satisfactory evidence that the conditions of (a) above regarding registration or exemption have been satisfied, Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days, and shall deliver to the assignee(s) designated by Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

     9. Benefits of this Warrant.

     Nothing in this Warrant shall be construed to confer upon any person other than the Company and Holder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and Holder.

     10. Applicable Law.

     This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of Delaware, without giving effect to conflict of law provisions thereof.

     11. Loss of Warrant.

     Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

     12. Notice or Demands.

Notices or demands pursuant to this Warrant to be given or made by Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, to the Attention:
Dennis W. Healey, Executive VP/CFO, 865 SW 78th Avenue, Suite 100, Plantation, FL 33324, Telephone No. (954) 233-8746, Telecopy No. (954) 233-1416. Notices or
demands pursuant to this Warrant to be given or made by the Company to or on Holder shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, to the address of Holder set forth in the Company's records, until another address is designated in writing by Holder.


     IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the ____ day of _____________, 19__.

                                          VIRAGEN, INC.

                                          By: __________________________________
                                              Dennis W. Healey, Executive VP/CFO

                                    EXHIBIT A

                            EXERCISE FORM FOR WARRANT

                                TO: VIRAGEN, INC.

         The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of Common Stock (the "Common Stock") of VIRAGEN, INC., a Delaware corporation (the "Company"), evidenced by the attached warrant (the "Warrant"), and herewith makes payment of the exercise price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

1. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Stock obtained on exercise of the Warrant, except in accordance with the provisions of Section 8(a) of the Warrant.

2. The undersigned requests that stock certificates for such shares be issued free of any restrictive legend, if appropriate, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address set forth below:

Dated:

________________________________________________________________________
                                Signature


________________________________________________________________________
                               Print Name


________________________________________________________________________
                                 Address

________________________________________________________________________

NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

________________________________________________________________________

                                    EXHIBIT B

                                   ASSIGNMENT

                    (To be executed by the registered holder
                        desiring to transfer the Warrant)

FOR VALUE RECEIVED, the undersigned holder of the attached warrant (the "Warrant") hereby sells, assigns and transfers unto the person or persons below named the right to purchase _______ shares of the Common Stock of VIRAGEN, INC., evidenced by the attached Warrant and does hereby irrevocably constitute and appoint _______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:                                            ______________________________
                                                            Signature


Fill in for new registration of Warrant:

_______________________________________
                Name

_______________________________________
               Address

_______________________________________
Please print name and address of assignee
(including zip code number)

_______________________________________________________________________________

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.
_______________________________________________________________________________

                                                           Exhibit (10)(LXII).04

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. HOLDERS MUST RELY ON THEIR OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH UNDER THAT CERTAIN REGULATION D COMMON STOCK EQUITY LINE SUBSCRIPTION AGREEMENT BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT J.


Warrant to Purchase
  "N"   shares
------
                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIRAGEN, INC.

     THIS CERTIFIES that Swartz Private Equity, LLC or any subsequent holder hereof ("Holder"), has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), up to "N" fully paid and nonassessable shares, wherein "N" is defined below, of the Company's common stock, $.01 par value per share ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (defined below) and ending at 5:00 p.m., New York, New York time, on ___________ ___, 20___ (the "Exercise Period"); provided, that "N" shall equal ten percent (10%) of the number of shares of Common Stock purchased by the Holder pursuant to that certain Regulation D Common Stock Equity Line Subscription Agreement (the "Subscription Agreement") by and between the Holder and Company during the six (6) month period immediately preceding any Six Month Anniversary as defined in the Subscription Agreement. Within ten (10) days of any Six Month Anniversary, the Company shall provide written confirmation to the Holder of the number of shares of Common Stock, as adjusted if applicable, which the Holder has the right to purchase hereunder.

     Holder agrees with the Company that this Warrant to Purchase Common Stock of Viragen, Inc. (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

     1. Date of Issuance.

     This Warrant shall be deemed to be issued on ______________ ___, 19___ ("Date of Issuance").

     2. Exercise.

     (a) Manner of Exercise. During the Exercise Period, this Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby (the "Warrant Shares") upon surrender of this Warrant, with the Exercise Form attached hereto as Exhibit A (the "Exercise Form") duly completed and executed, together with the full Exercise Price (as defined below) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Attention: Dennis W. Healey, Executive VP/CFO, 865 SW 78th Avenue, Suite 100, Plantation, FL 33324, Telephone No. (954) 233-8746, Telecopy No.
(954) 233-1416, or at such other office or agency as the Company may designate in writing, by overnight mail, with an advance copy of the Exercise Form sent to the Company and its Transfer Agent by facsimile (such surrender and payment of the Exercise Price hereinafter called the "Exercise of this Warrant").

     (b) Date of Exercise. The "Date of Exercise" of the Warrant shall be defined as the date that the advance copy of the completed and executed Exercise Form is sent by facsimile to the Company, provided that the original Warrant and Exercise Form are received by the Company as soon as practicable thereafter. Alternatively, the Date of Exercise shall be defined as the date the original Exercise Form is received by the Company, if Holder has not sent advance notice by facsimile.

     (c) Cancellation of Warrant. This Warrant shall be canceled upon the Exercise of this Warrant, and, as soon as practical after the Date of Exercise, Holder shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise of this Warrant, and if this Warrant is not exercised in full, Holder shall be entitled to receive a new Warrant (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock.

     (d) Holder of Record. Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to be the Holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of the Common Stock purchased upon the Exercise of this Warrant. Nothing in this Warrant shall be construed as conferring upon Holder any rights as a stockholder of the Company.

     (e) Limitation on Exercise. Notwithstanding anything to the contrary contained herein, this Warrant may not be exercised by the Warrant Holder to the extent that, after giving effect to Warrant Shares to be issued pursuant to an Exercise Form, the total number of shares of Common Stock deemed beneficially owned by such Holder (other than by virtue of ownership of this Warrant, or ownership of other securities that have limitations on the Holder's rights to convert or exercise similar to the limitations set forth herein), together with all shares of Common Stock deemed beneficially owned by the Holder's "affiliates" (as defined in Rule 144 of the Securities Act) that would be aggregated for purposes of determining whether a group under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") exists, would exceed 9.9%; provided that (w) each Warrant Holder shall have the right at any time and from time to time to reduce such percentage from 9.9% immediately upon notice to the Company or in the event of a Change in Control Transaction, as defined below, (x) each Warrant Holder shall have the right at any time and from time to time to increase such percentage from 9.9% or otherwise waive in whole or in part the restrictions of this Section 2(e) upon 61 days' prior notice to the Company or immediately in the event of a Change in Control Transaction, (y) each Warrant Holder can make subsequent adjustments pursuant to
(w) or (x) any number of times from time to time (which adjustment shall be effective immediately if it results in a decrease in the percentage or shall be effective upon 61 days' prior written notice or immediately in the event of a Change in Control Transaction if it results in an increase in percentage) and
(z) each Warrant Holder may eliminate or reinstate this limitation at any time and from time to time (which elimination will be effective upon 61 days' prior notice and which reinstatement will be effective immediately). Without limiting the foregoing, in the event of a Change in Control Transaction, any holder may reinstate immediately (in whole or in part) the requirement that any increase in the percentage be subject to 61 days' prior written notice, notwithstanding such Change in Control Transaction, without imposing such requirement on, or otherwise changing such Holder's rights with respect to, any other Change in Control Transaction. For this purpose, any material modification of the terms of a Change in Control Transaction will be deemed to create a new Change in Control Transaction. A "Change in Control Transaction" will be deemed to have occurred upon the earlier of the announcement or consummation of a transaction or series of transactions involving (x) any consolidation or merger of the Company with or into any other corporation or other entity or person (whether or not the Company is the surviving corporation), or any other corporate reorganization or transaction or series of related transactions in which in excess of 50% of the Company's voting power is transferred through a merger, consolidation, tender offer or similar transaction, or (y) in excess of 50% of the Corporation's Board of Directors consists of directors not nominated by the prior Board of Directors of the Company, or (z) any person (as defined in Section 13(d) of the Exchange
Act), together with its affiliates and associates (as such terms are defined in Rule 405 under the Act), beneficially owns or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act without regard to the 60-day exercise period) in excess of 50% of the Company's voting power. The delivery of an Exercise Form by the Warrant Holder shall be deemed a representation by such Holder that it is in compliance with this paragraph. Notwithstanding anything in this subsection (e), the exercise of this Warrant may only be deferred until ______________ ___, 20___.

     3. Payment of Warrant Exercise Price.

     The Exercise Price shall equal $_______ per share ("Exercise Price").

     Payment of the Exercise Price may be made by either of the following, or a combination thereof, at the election of Holder:

     (i) Cash Exercise: cash, bank or cashiers check or wire transfer; or

     (ii) Cashless Exercise: subject to the next to the last sentence of this
Section 3, surrender of this Warrant at the principal office of the Company together with notice of cashless election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                                 X = Y (A-B)/A

where:   X = the number of shares of Common Stock to be issued to Holder.

         Y = the number of shares of Common Stock for which this Warrant is being exercised.

                  A = the Market Price of one (1) share of Common Stock (for purposes of this Section 3(ii), the "Market Price" shall be defined as the average closing bid price of the Common Stock for the five (5) trading days prior to the Date of Exercise of this Warrant (the "Average Closing Price"), as reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq") Small Cap Market, or if the Common Stock is not traded on the Nasdaq Small Cap Market, the Average Closing Price in any other over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Market Price shall be the

                  Average Closing Price on such exchange for the five (5) trading days prior to the date of exercise of the Warrants. If the Common Stock is/was not traded during the five (5) trading days prior to the Date of Exercise, then the closing price for the last publicly traded day shall be deemed to be the closing price for any and all (if applicable) days during such five
                  (5) trading day period.

                  B = the Exercise Price.

Notwithstanding anything to the contrary contained herein, this Warrant may not be exercised in a cashless exercise transaction if, on the Date of Exercise, the shares of Common Stock to be issued upon exercise of this Warrant would upon such issuance (x) be immediately transferable in the United States free of any restrictive legend, including without limitation under Rule 144; (y) be then registered pursuant to an effective registration statement filed pursuant to that certain Registration Rights Agreement dated on or about September ___, 1998 by and among the Company and certain investors; or (z) otherwise be registered under the Securities Act of 1933, as amended.

For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have commenced on the date this Warrant was issued.

     4. Transfer and Registration.

     (a) Transfer Rights. Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Warrant properly completed and endorsed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and Holder shall be entitled to receive a new Warrant as to the portion hereof retained.

     (b) Registrable Securities. The Common Stock issuable upon the exercise of this Warrant constitutes "Registrable Securities" under that certain Registration Rights Agreement dated on or about September ___, 1998 between the Company and certain investors and, accordingly, has the benefit of the registration rights pursuant to that agreement.

     5. Anti-Dilution Adjustments.

     (a) Stock Dividend. If the Company shall at any time declare a dividend payable in shares of Common Stock, then Holder, upon Exercise of this Warrant after the record date for the determination of holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon Exercise of this Warrant, in addition to the number of shares of Common Stock as to which this Warrant is exercised, such additional shares of Common Stock as such Holder would have received had this Warrant been exercised immediately prior to such record date and the Exercise Price will be proportionately adjusted.

     (b) Recapitalization or Reclassification. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon Exercise of this Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction, and the Exercise Price shall be, in the case of an increase in the number of shares, proportionally decreased and, in the case of decrease in the number of shares, proportionally increased. The Company shall give Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 5(b).

     (c) Distributions. If the Company shall at any time distribute for no consideration to holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or preceding years) then, in any such case, Holder shall be entitled to receive, upon Exercise of this Warrant, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets which Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date") or, in lieu thereof, if the Board of Directors of the Company should so determine at the time of such distribution, a reduced Exercise Price determined by multiplying the Exercise Price on the Determination Date by a fraction, the numerator of which is the result of such Exercise Price reduced by the value of such distribution applicable to one share of Common Stock (such value to be determined by the Board of Directors of the Company in its discretion) and the denominator of which is such Exercise Price.

     (d) Notice of Consolidation or Merger. In the event of a merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or there is a sale of all or substantially all the Company's assets (a "Corporate Change"), then this Warrant shall be exerciseable into such class and type of securities or other assets as Holder would have received had Holder exercised this Warrant immediately prior to such Corporate Change; provided, however, that Company may not affect any Corporate Change unless it first shall have given thirty (30) days notice to Holder hereof of any Corporate Change.

     (e) Exercise Price Adjusted. As used in this Warrant, the term "Exercise Price" shall mean the purchase price per share specified in Section 3 of this Warrant, until the occurrence of an event stated in subsection (a), (b) or (c) of this Section 5, and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of said subsection. No such adjustment under this Section 5 shall be made unless such adjustment would change the Exercise Price at the time by $.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $.01 or more. No adjustment made pursuant to any provision of this Section 5 shall have the net effect of increasing the Exercise Price. The number of shares of Common Stock subject hereto shall increase proportionately with each decrease in the Exercise Price.

     (f) Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 5, Holder shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

     6. Fractional Interests.

     No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, Holder may purchase only a whole number of shares of Common Stock. If, on Exercise of this Warrant, Holder would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall be the next higher number of shares.

     7. Reservation of Shares.

     The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for the Exercise of this Warrant and payment of the Exercise Price. The Company covenants and agrees that upon the Exercise of this Warrant, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

     8. Restrictions on Transfer.

     (a) Registration or Exemption Required. This Warrant has been issued in a transaction exempt from the registration requirements of the Act by virtue of Regulation D and exempt from state registration under applicable state laws. The Warrant and the Common Stock issuable upon the Exercise of this Warrant may not be pledged, transferred, sold or assigned except pursuant to an effective registration statement or an exemption to the registration requirements of the Act and applicable state laws.

     (b) Assignment. If Holder can provide the Company with reasonably satisfactory evidence that the conditions of (a) above regarding registration or exemption have been satisfied, Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days, and shall deliver to the assignee(s) designated by Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

     9. Benefits of this Warrant.

     Nothing in this Warrant shall be construed to confer upon any person other than the Company and Holder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and Holder.

     10. Applicable Law.

     This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of Delaware, without giving effect to conflict of law provisions thereof.

     11. Loss of Warrant.

     Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

     12. Notice or Demands.

Notices or demands pursuant to this Warrant to be given or made by Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, to the Attention:
Dennis W. Healey, Executive VP/CFO, 865 SW 78th Avenue, Suite 100, Plantation, FL 33324, Telephone No. (954) 233-8746, Telecopy No. (954) 233-1416. Notices or
demands pursuant to this Warrant to be given or made by the Company to or on Holder shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, to the address of Holder set forth in the Company's records, until another address is designated in writing by Holder.


     IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the ______ day of ________________, 19___.



                                          VIRAGEN, INC.

                                          By: __________________________________
                                              Dennis W. Healey, Executive VP/CFO

                                    EXHIBIT A

                            EXERCISE FORM FOR WARRANT

                                TO: VIRAGEN, INC.

     The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of Common Stock (the "Common Stock") of VIRAGEN, INC., a Delaware corporation (the "Company"), evidenced by the attached warrant (the "Warrant"), and herewith makes payment of the exercise price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

1. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Stock obtained on exercise of the Warrant, except in accordance with the provisions of Section 8(a) of the Warrant.

2. The undersigned requests that stock certificates for such shares be issued free of any restrictive legend, if appropriate, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address set forth below:

Dated:

________________________________________________________________________
                                Signature


________________________________________________________________________
                               Print Name


________________________________________________________________________
                                 Address

________________________________________________________________________

NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.
________________________________________________________________________

                                   EXHIBIT B

                                   ASSIGNMENT

                    (To be executed by the registered holder
                        desiring to transfer the Warrant)

FOR VALUE RECEIVED, the undersigned holder of the attached warrant (the "Warrant") hereby sells, assigns and transfers unto the person or persons below named the right to purchase _______ shares of the Common Stock of VIRAGEN, INC., evidenced by the attached Warrant and does hereby irrevocably constitute and appoint _______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:                                            ______________________________
                                                             Signature


Fill in for new registration of Warrant:

_______________________________________
                 Name

_______________________________________
               Address

_______________________________________
Please print name and address of assignee
(including zip code number)

________________________________________________________________________

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.
________________________________________________________________________